                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2010
                         -------------------------

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                                                             ANNUAL REPORT 2010

SUNAMERICA
Equity Funds

[LOGO]

        SEPTEMBER 30, 2010                                         ANNUAL REPORT

SUNAMERICA EQUITY FUNDS

SUNAMERICA INTERNATIONAL EQUITY FUND (SIEAX)

SUNAMERICA VALUE FUND (SSVAX)

SUNAMERICA INTERNATIONAL SMALL-CAP FUND (SAESX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  3
        STATEMENT OF ASSETS AND LIABILITIES.........................  5
        STATEMENT OF OPERATIONS.....................................  7
        STATEMENT OF CHANGES IN NET ASSETS..........................  8
        FINANCIAL HIGHLIGHTS........................................  9
        PORTFOLIO OF INVESTMENTS.................................... 12
        NOTES TO FINANCIAL STATEMENTS............................... 23
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 38
        RESULTS OF SPECIAL SHAREHOLDER MEETINGS..................... 39
        APPROVAL OF ADVISORY AGREEMENTS............................. 40
        TRUSTEE AND OFFICER INFORMATION............................. 44
        SHAREHOLDER TAX INFORMATION................................. 47
        COMPARISONS: FUNDS VS. INDICES.............................. 49

        SHAREHOLDER LETTER -- (UNAUDITED)

Dear Shareholders,

We are pleased to provide you with the Annual Report for SunAmerica Equity Funds for the fiscal year ended September 30, 2010. On the following pages, you will find the financial statements and other information for each of the SunAmerica Equity Funds. You will also find detailed commentary from the individual portfolio managers of the Funds.

The Funds' fiscal year started on an optimistic note as government-sponsored liquidity fueled investors' appetite for risk and spurred a rally in the market that continued through the first quarter of 2010. However, critical issues continued to challenge the economic landscape: high unemployment, the uncertain impact of consumer de-leveraging on the economy, a growing federal budget deficit, and future inflationary threats.

Events overseas were more unsettled. China took some initial steps to remove its economic stimulus programs in a move that rattled markets. Greece dealt with its debt crisis, while the specter of additional European nations facing the same fate shadowed other European economies.

The second half of the annual period reintroduced uncertainty over the direction of the U.S. economy and brought the seemingly straight-up recovery of the stock market to an end. A clear slowdown in the economic recovery, exemplified by anemic job growth and declining consumer confidence, weighed on the equity markets.

During the third quarter of 2010, the National Bureau of Economic Research, the official arbiter of the U.S. economy, confirmed that the recession which officially began in December 2007 ended in June 2009. One would be hard-pressed to express hope over this announcement, as the market took on a schizophrenic character with each new release of data: rallying when signs of economic growth or even mere stabilization appeared and selling off when the economic data on growth, employment or housing appeared to signal another recession.

To provide a clearer understanding of the equity market environment during the annual period, we've included the returns of some general market indices. Specifically, the total return for the S&P 500(R) Index* was 10.16% for the entire twelve-month fiscal year, ended September 30, 2010 and the MSCI All Country (AC) World ex-U.S. Index* returned 8.00% during the same period. In the first six months of the fiscal year, the S&P 500 returned 11.75% and the AC World ex-U.S. returned 5.51%; while in the second half of the period they returned -1.42% and 2.36%, respectively.

This heightened level of uncertainty and mixed data made it a particularly confusing time for investors. But now, more than ever, it is important to stick to investment fundamentals and have a long-term strategy. Meet with your financial adviser. Review your goals and time horizons. Now is as good of a time as any to take greater control of your financial future.

Thank you for your continued confidence in our ability to help you meet your investment goals. If you have any questions regarding our products, please contact your financial adviser or contact us directly at 800-858-8850 or www.sunamericafunds.com.

Sincerely,

THE SUNAMERICA EQUITY FUNDS INVESTMENT PROFESSIONALS

Steve Neimeth              Kara Murphy                Robin Thorn                Chantal Brennan
Jay Merchant               Ben Barrett                Carla Garcia               Elizabeth Soon
Sarah Kallok               Karen Forte                Kenji Noumura              Nidori Katsumi
Mike Beaulieu              Chris Kagaoan

--------
Past performance does not guarantee future results.

* The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD EX-U.S. INDEX is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2010 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Equity Fund and SunAmerica International Small-Cap Fund only) and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2010 and held until September 30, 2010.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2010" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended September 30, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2010" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended September 30, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2010" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Equity Fund and SunAmerica International Small-Cap Fund only); small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)

                                                 ACTUAL                                   HYPOTHETICAL
                               ------------------------------------------- -------------------------------------------
                                                                                         ENDING ACCOUNT
                                             ENDING ACCOUNT                               VALUE USING
                                              VALUE USING    EXPENSE PAID                A HYPOTHETICAL  EXPENSE PAID
                                 BEGINNING       ACTUAL     DURING THE SIX   BEGINNING     5% ASSUMED   DURING THE SIX
                               ACCOUNT VALUE   RETURN AT     MONTHS ENDED  ACCOUNT VALUE   RETURN AT     MONTHS ENDED
                                AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,   AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,
FUND                               2010           2010           2010          2010           2010           2010
----                           ------------- -------------- -------------- ------------- -------------- --------------
INTERNATIONAL EQUITY FUND@
  Class A.....................   $1,000.00     $  968.11        $ 9.18       $1,000.00     $1,015.74        $ 9.40
  Class B#....................   $1,000.00     $  964.73        $12.56       $1,000.00     $1,012.28        $12.86
  Class C# ...................   $1,000.00     $  965.55        $12.56       $1,000.00     $1,012.28        $12.86
  Class I#....................   $1,000.00     $  968.34        $ 8.88       $1,000.00     $1,016.04        $ 9.10
VALUE FUND#@
  Class A.....................   $1,000.00     $  966.23        $ 7.84       $1,000.00     $1,017.10        $ 8.04
  Class B.....................   $1,000.00     $  963.99        $11.23       $1,000.00     $1,013.64        $11.51
  Class C ....................   $1,000.00     $  963.07        $11.22       $1,000.00     $1,013.64        $11.51
  Class Z.....................   $1,000.00     $  969.55        $ 4.49       $1,000.00     $1,020.51        $ 4.61
INTERNATIONAL SMALL-CAP FUND#
  Class A.....................   $1,000.00     $1,080.76        $ 9.91       $1,000.00     $1,015.54        $ 9.60
  Class B.....................   $1,000.00     $1,076.00        $13.27       $1,000.00     $1,012.28        $12.86
  Class C ....................   $1,000.00     $1,077.29        $13.28       $1,000.00     $1,012.28        $12.86





                               EXPENSE RATIO
                                   AS OF
                               SEPTEMBER 30,
FUND                               2010*
----                           -------------
INTERNATIONAL EQUITY FUND@
  Class A.....................     1.86%
  Class B#....................     2.55%
  Class C# ...................     2.55%
  Class I#....................     1.80%
VALUE FUND#@
  Class A.....................     1.59%
  Class B.....................     2.28%
  Class C ....................     2.28%
  Class Z.....................     0.91%
INTERNATIONAL SMALL-CAP FUND#
  Class A.....................     1.90%
  Class B.....................     2.55%
  Class C ....................     2.55%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (International Equity Fund and International Small-Cap Fund only), small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2010" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2010" and "Expense Ratios" would have been lower.
@ Through expense offset arrangements resulting from broker commision recapture, a portion of the Fund's expenses have been reduced. Had the expense reductions been applied, the Expense Example would have been as follows:

                                             ACTUAL                                   HYPOTHETICAL
                           ------------------------------------------- -------------------------------------------
                                                                                     ENDING ACCOUNT
                                         ENDING ACCOUNT                               VALUE USING
                                          VALUE USING    EXPENSE PAID                A HYPOTHETICAL  EXPENSE PAID
                             BEGINNING       ACTUAL     DURING THE SIX   BEGINNING     5% ASSUMED   DURING THE SIX EXPENSE RATIO
                           ACCOUNT VALUE   RETURN AT     MONTHS ENDED  ACCOUNT VALUE   RETURN AT     MONTHS ENDED      AS OF
                            AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,   AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
FUND                           2010           2010           2010          2010           2010           2010          2010*
----                       ------------- -------------- -------------- ------------- -------------- -------------- -------------
INTERNATIONAL EQUITY FUND
  Class A.................   $1,000.00      $968.11         $ 9.13       $1,000.00     $1,015.79        $ 9.35         1.85%
  Class B#................   $1,000.00      $964.73         $12.51       $1,000.00     $1,012.33        $12.81         2.54%
  Class C# ...............   $1,000.00      $965.55         $12.52       $1,000.00     $1,012.33        $12.81         2.54%
  Class I#................   $1,000.00      $968.34         $ 8.83       $1,000.00     $1,016.09        $ 9.05         1.79%
VALUE FUND#
  Class A.................   $1,000.00      $966.23         $ 7.84       $1,000.00     $1,017.10        $ 8.04         1.59%
  Class B.................   $1,000.00      $963.99         $11.23       $1,000.00     $1,013.64        $11.51         2.28%
  Class C ................   $1,000.00      $963.07         $11.22       $1,000.00     $1,013.64        $11.51         2.28%
  Class Z.................   $1,000.00      $969.55         $ 4.49       $1,000.00     $1,020.51        $ 4.61         0.91%

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2010

                                    INTERNATIONAL                 INTERNATIONAL
                                       EQUITY          VALUE        SMALL-CAP
                                        FUND           FUND           FUND
                                    -------------  -------------  -------------
ASSETS:
Investments at value
 (unaffiliated)*................... $ 130,538,572  $ 171,342,648   $59,525,160
Repurchase agreements (cost
 approximates value)...............     1,026,000      6,075,000            --
                                    -------------  -------------   -----------
 Total investments.................   131,564,572    177,417,648    59,525,160
                                    -------------  -------------   -----------
Cash...............................            46            381           113
Foreign cash*......................       348,602             --       458,074
Receivable for:
 Fund shares sold..................         3,317         72,180             5
 Dividends and interest............       755,337        230,149       163,724
 Investments sold..................        34,190      5,886,581       367,711
Prepaid expenses and other assets..         2,496         10,827         2,496
Due from investment adviser for
 expense reimbursements/fee waivers         3,209            878        13,429
                                    -------------  -------------   -----------
Total assets.......................   132,711,769    183,618,644    60,530,712
                                    -------------  -------------   -----------
LIABILITIES:
Payable for:
 Fund shares redeemed..............       170,305        279,766        22,289
 Investments purchased.............            --      3,918,429       666,012
 Investment advisory and
   management fees.................       105,551        109,537        54,081
 Distribution and service
   maintenance fees................        51,593         62,833        17,000
 Transfer agent fees and expenses..        38,701         53,792        11,388
 Trustees' fees and expenses.......         3,565          7,028           368
 Other accrued expenses............       174,681        118,857        91,722
 Accrued foreign tax on capital
   gains...........................            --             --        61,639
                                    -------------  -------------   -----------
Total liabilities..................       544,396      4,550,242       924,499
                                    -------------  -------------   -----------
Net assets......................... $ 132,167,373  $ 179,068,402   $59,606,213
                                    =============  =============   ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest,
 $0.01 par value................... $     113,587  $     161,476   $    65,536
Paid-in capital....................   230,479,561    275,078,194    50,803,577
                                    -------------  -------------   -----------
                                      230,593,148    275,239,670    50,869,113
Accumulated undistributed net
 investment income (loss)..........      (854,564)       767,834    (1,125,018)
Accumulated undistributed net
 realized gain (loss) on
 investments, futures contracts,
 options contracts, securities
 sold short, and foreign exchange
 transactions......................  (108,338,455)  (101,744,990)   (4,589,204)
Unrealized appreciation
 (depreciation) on investments.....    10,739,572      4,805,888    14,494,825
Unrealized foreign exchange gain
 (loss) on other assets and
 liabilities.......................        27,672             --        18,136
Accrued capital gains tax on
 unrealized appreciation
 (depreciation)....................            --             --       (61,639)
                                    -------------  -------------   -----------
Net assets......................... $ 132,167,373  $ 179,068,402   $59,606,213
                                    =============  =============   ===========
*Cost
 Investments (unaffiliated)........ $ 119,799,000  $ 166,536,760   $45,030,335
                                    =============  =============   ===========
 Foreign cash...................... $     348,554  $          --   $   443,846
                                    =============  =============   ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2010 -- (CONTINUED)


                                         INTERNATIONAL              INTERNATIONAL
                                            EQUITY        VALUE       SMALL-CAP
                                             FUND         FUND          FUND
                                         ------------- ------------ -------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.............................. $100,989,772  $122,672,767  $58,537,799
Shares of beneficial interest issued
 and outstanding........................    8,526,391    10,990,457    6,433,771
Net asset value and redemption price
 per share.............................. $      11.84  $      11.16  $      9.10
Maximum sales charge (5.75% of offering
 price).................................         0.72          0.68         0.56
                                         ------------  ------------  -----------
Maximum offering price to public........ $      12.56  $      11.84  $      9.66
                                         ============  ============  ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.............................. $  8,815,023  $ 12,416,033  $   377,247
Shares of beneficial interest issued
 and outstanding........................      805,638     1,189,827       42,272
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge).......................... $      10.94  $      10.44  $      8.92
                                         ============  ============  ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.............................. $ 19,762,966  $ 21,388,607  $   691,167
Shares of beneficial interest issued
 and outstanding........................    1,808,835     2,050,012       77,513
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge).......................... $      10.93  $      10.43  $      8.92
                                         ============  ============  ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets.............................. $  2,599,612  $         --  $        --
Shares of beneficial interest issued
 and outstanding........................      217,822            --           --
Net asset value, offering and
 redemption price per share............. $      11.93  $         --  $        --
                                         ============  ============  ===========
CLASS Z (UNLIMITED SHARES AUTHORIZED):
Net assets.............................. $         --  $ 22,590,995  $        --
Shares of beneficial interest issued
 and outstanding........................           --     1,917,266           --
Net asset value, offering and
 redemption price per share............. $         --  $      11.78  $        --
                                         ============  ============  ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 2010

                                      INTERNATIONAL              INTERNATIONAL
                                       EQUITY FUND   VALUE FUND  SMALL-CAP FUND
                                      ------------- -----------  --------------
 INVESTMENT INCOME:
  Dividends (unaffiliated)...........  $ 2,510,881  $ 3,764,361   $ 1,040,808
  Interest (unaffiliated)............          143          653           251
                                       -----------  -----------   -----------
    Total investment income*.........    2,511,024    3,765,014     1,041,059
                                       -----------  -----------   -----------
 EXPENSES:
  Investment advisory and
    management fees..................    1,447,557    1,269,158       719,943
  Distribution and service
    maintenance fees:
    Class A..........................      378,688      376,780       215,548
    Class B..........................      107,906      148,599         3,241
    Class C..........................      223,229      228,370         6,946
  Service Fees Class I+..............        8,614            4            --
  Transfer agent fees and expenses:
    Class A..........................      264,961      274,387       137,194
    Class B..........................       33,141       46,260         2,228
    Class C..........................       59,742       59,332         2,895
    Class I+.........................        8,008            4            --
  Registration fees:
    Class A..........................       27,049       20,853        20,756
    Class B..........................       13,196       12,188        16,164
    Class C..........................       14,586       12,388        16,135
    Class I+.........................        3,402        1,032            --
    Class Z..........................           --           26            --
  Custodian and accounting fees......      153,613       59,408       112,957
  Reports to shareholders............       53,619       52,653           733
  Audit and tax fees.................       47,863       40,412        44,674
  Legal fees.........................       40,552       25,786        16,813
  Trustees' fees and expenses........       16,525       16,302         6,842
  Interest expense...................          330           --           851
  Other expenses.....................       23,514       22,346        20,966
                                       -----------  -----------   -----------
    Total expenses before fee
     waivers, expense
     reimbursements, expense
     recoupments, custody credits
     and fees paid indirectly........    2,926,095    2,666,288     1,344,886
    Net (Fees waived and expenses
     reimbursed)/recouped by
     investment adviser (Note 4).....      (15,683)     139,309      (148,788)
    Custody credits earned on cash
     balances........................          (36)         (15)           (4)
    Fees paid indirectly (Note 5)....       (7,782)      (8,736)           --
                                       -----------  -----------   -----------
    Net expenses.....................    2,902,594    2,796,846     1,196,094
                                       -----------  -----------   -----------
  Net investment income (loss).......     (391,570)     968,168      (155,035)
                                       -----------  -----------   -----------
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCIES:
 Net realized gain (loss) on
  investments (unaffiliated)**.......   13,036,691    7,514,242     8,872,274
 Net realized foreign exchange gain
  (loss) on other assets and
  liabilities........................     (713,270)          --      (107,217)
                                       -----------  -----------   -----------
 Net realized gain (loss) on
  investments and foreign currencies.   12,323,421    7,514,242     8,765,057
                                       -----------  -----------   -----------
 Change in unrealized appreciation
  (depreciation) on investments
  (unaffiliated).....................   (8,498,489)  (3,879,263)   (1,282,499)
 Change in unrealized foreign
  exchange gain (loss) on other
  assets and liabilities.............        9,344           --        11,225
 Change in accrued capital gains
  tax on unrealized appreciation
  (depreciation).....................       29,518           --       (50,507)
                                       -----------  -----------   -----------
 Net unrealized gain (loss) on
  investments and foreign currencies.   (8,459,627)  (3,879,263)   (1,321,781)
                                       -----------  -----------   -----------
 Net realized and unrealized gain
  (loss) on investments and foreign
  currencies.........................    3,863,794    3,634,979     7,443,276
                                       -----------  -----------   -----------
 NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS...  $ 3,472,224  $ 4,603,147   $ 7,288,241
                                       ===========  ===========   ===========
 --------
 *  Net of foreign withholding
    taxes on interest and dividends
    of...............................  $   277,426  $        --   $    66,590
                                       ===========  ===========   ===========
 ** Net of foreign withholding
    taxes on capital gains of........  $    57,089  $        --   $        --
                                       ===========  ===========   ===========

+  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF CHANGES IN NET ASSETS

                           INTERNATIONAL EQUITY FUND          VALUE FUND          INTERNATIONAL SMALL-CAP FUND
                          --------------------------  --------------------------  --------------------------
                          FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR
                              ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                          SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,
                              2010          2009          2010          2009          2010           2009
                          ------------- ------------- ------------- ------------- -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
 Net investment income
   (loss)................ $   (391,570) $  1,111,980  $    968,168  $  1,547,054  $   (155,035)   $    89,563
 Net realized gain
   (loss) on investments
   and foreign currencies   12,323,421   (44,108,289)    7,514,242   (36,881,515)    8,765,057     (7,642,648)
 Net unrealized gain
   (loss) on investments
   and foreign currencies   (8,459,627)   61,754,668    (3,879,263)   12,553,880    (1,321,781)    21,301,702
                          ------------  ------------  ------------  ------------  ------------    -----------
Net increase (decrease)
 in net assets resulting
 from operations.........    3,472,224    18,758,359     4,603,147   (22,780,581)    7,288,241     13,748,617
                          ------------  ------------  ------------  ------------  ------------    -----------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income
   (Class A).............       (5,127)     (716,458)     (711,835)   (1,308,678)   (2,253,549)       (11,219)
 Net investment income
   (Class B).............           --       (69,620)      (28,234)     (236,161)       (8,543)            --
 Net investment income
   (Class C).............           --      (101,385)      (42,742)     (158,369)      (18,855)            --
 Net investment income
   (Class I).............       (1,481)     (100,260)           --          (478)           --             --
 Net investment income
   (Class Z).............           --            --      (209,196)     (588,253)           --             --
 Net realized gain on
   securities (Class A)..           --            --            --            --            --             --
 Net realized gain on
   securities (Class B)..           --            --            --            --            --             --
 Net realized gain on
   securities (Class C)..           --            --            --            --            --             --
 Net realized gain on
   securities (Class I)..           --            --            --            --            --             --
 Net realized gain on
   securities (Class Z)..           --            --            --            --            --             --
 Return of capital
   (Class A).............     (622,620)      (90,648)           --            --            --             --
 Return of capital
   (Class B).............           --       (19,887)           --            --            --             --
 Return of capital
   (Class C).............           --       (28,960)           --            --            --             --
 Return of capital
   (Class I).............      (22,118)      (11,005)           --            --            --             --
 Return of capital
   (Class Z).............           --            --            --            --            --             --
                          ------------  ------------  ------------  ------------  ------------    -----------
Total distributions to
 shareholders............     (651,346)   (1,138,223)     (992,007)   (2,291,939)   (2,280,947)       (11,219)
                          ------------  ------------  ------------  ------------  ------------    -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)...  (35,878,997)   72,757,838    81,593,098   (20,315,857)  (14,929,491)    36,129,441
                          ------------  ------------  ------------  ------------  ------------    -----------
TOTAL INCREASE
 (DECREASE) IN NET ASSETS  (33,058,119)   90,377,974    85,204,238   (45,388,377)   (9,922,197)    49,866,839

NET ASSETS:
Beginning of period......  165,225,492    74,847,518    93,864,164   139,252,541    69,528,410     19,661,571
                          ------------  ------------  ------------  ------------  ------------    -----------
End of period+........... $132,167,373  $165,225,492  $179,068,402  $ 93,864,164  $ 59,606,213    $69,528,410
                          ============  ============  ============  ============  ============    ===========
--------
+Includes accumulated
 undistributed net
 investment income (loss) $   (854,564) $    (19,128) $    767,834  $    795,352  $ (1,125,018)   $   539,348
                          ============  ============  ============  ============  ============    ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS

                                                                      INTERNATIONAL EQUITY FUND
                                                                      -------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                        DISTRI-                        NET               NET
               ASSET      NET        (BOTH                DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED    TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND      INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- -----------  ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                               CLASS A
-
  09/30/06    $13.04     $(0.01)    $ 2.81       $ 2.80     $   --   $   --     $   --     $   --  $15.84   21.47%  $ 62,190
  09/30/07     15.84       0.02       3.94         3.96         --       --         --         --   19.80   25.00     75,408
  09/30/08     19.80       0.17      (5.85)       (5.68)        --    (1.68)        --      (1.68)  12.44  (31.34)    46,384
  09/30/09     12.44       0.10      (0.71)(5)    (0.61)     (0.22)      --      (0.03)     (0.25)  11.58   (4.28)   122,343
  09/30/10     11.58      (0.01)      0.33         0.32      (0.00)      --      (0.06)     (0.06)  11.84    2.79    100,990
                                                                               CLASS B
-
  09/30/06    $12.31     $(0.11)    $ 2.65       $ 2.54     $   --   $   --     $   --     $   --  $14.85   20.63%  $ 21,240
  09/30/07     14.85      (0.10)      3.69         3.59         --       --         --         --   18.44   24.18     20,509
  09/30/08     18.44       0.04      (5.36)       (5.32)        --    (1.68)        --      (1.68)  11.44  (31.72)     9,279
  09/30/09     11.44       0.03      (0.63)(5)    (0.60)     (0.09)      --      (0.03)     (0.12)  10.72   (4.85)    12,960
  09/30/10     10.72      (0.09)      0.31         0.22         --       --         --         --   10.94    2.05      8,815
                                                                               CLASS C
-
  09/30/06    $12.29     $(0.11)    $ 2.66       $ 2.55     $   --   $   --     $   --     $   --  $14.84   20.75%  $ 21,646
  09/30/07     14.84      (0.09)      3.67         3.58         --       --         --         --   18.42   24.12     26,683
  09/30/08     18.42       0.05      (5.37)       (5.32)        --    (1.68)        --      (1.68)  11.42  (31.77)    14,221
  09/30/09     11.42       0.03      (0.63)(5)    (0.60)     (0.09)      --      (0.03)     (0.12)  10.70   (4.86)    25,123
  09/30/10     10.70      (0.09)      0.32         0.23         --       --         --         --   10.93    2.15     19,763
                                                                               CLASS I
-
  09/30/06    $13.12     $ 0.00     $ 2.84       $ 2.84     $   --   $   --     $   --     $   --  $15.96   21.65%  $  9,482
  09/30/07     15.96       0.04       3.96         4.00         --       --         --         --   19.96   25.06      7,997
  09/30/08     19.96       0.17      (5.89)       (5.72)        --    (1.68)        --      (1.68)  12.56  (31.29)     4,964
  09/30/09     12.56       0.09      (0.70)(5)    (0.61)     (0.25)      --      (0.03)     (0.28)  11.67   (4.12)     4,799
  09/30/10     11.67      (0.02)      0.35         0.33      (0.01)      --      (0.06)     (0.07)  11.93    2.80      2,600



                  RATIO
                 OF NET
 RATIO OF      INVESTMENT
 EXPENSES     INCOME (LOSS)
TO AVERAGE     TO AVERAGE      PORTFOLIO
NET ASSETS     NET ASSETS      TURNOVER
----------    -------------    ---------


   1.90%(3)       (0.09)%(3)      152%
   1.90(3)         0.13(3)        132
   1.90(4)         0.98(4)        199
   1.89(3)(4)      1.14(3)(4)     431
   1.85(4)        (0.11)(4)       295


   2.55%(3)       (0.80)%(3)      152%
   2.55(3)        (0.59)(3)       132
   2.55(3)(4)      0.25(3)(4)     199
   2.55(3)(4)      0.36(3)(4)     431
   2.55(3)(4)     (0.86)(3)(4)    295


   2.55%(3)       (0.76)%(3)      152%
   2.55(3)        (0.52)(3)       132
   2.55(3)(4)      0.31(3)(4)     199
   2.55(3)(4)      0.41(3)(4)     431
   2.55(3)(4)     (0.82)(3)(4)    295


   1.80%(3)       (0.01)%(3)      152%
   1.80(3)         0.24(3)        132
   1.80(3)(4)      1.01(3)(4)     199
   1.80(3)(4)      0.95(3)(4)     431
   1.80(3)(4)     (0.16)(3)(4)    295

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 4):

                                         09/30/06 09/30/07 09/30/08 09/30/09 09/30/10
                                         -------- -------- -------- -------- --------
International Equity Class A............  (0.04)%  (0.05)%    -- %    0.00%     -- %
International Equity Class B............   0.02     0.04     0.06     0.22     0.11
International Equity Class C............  (0.01)   (0.00)    0.01     0.08     0.02
International Equity Class I............   0.00     0.04     0.09     0.27     0.01

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                               09/30/08 09/30/09 09/30/10
                                               -------- -------- --------
      International Equity Class A............   0.00%    0.00%    0.01%
      International Equity Class B............   0.00     0.00     0.00
      International Equity Class C............   0.00     0.00     0.01
      International Equity Class I............   0.00     0.00     0.00

(5)Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                       VALUE FUND
                                                                       ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-          NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS         ASSET            ASSETS       RATIO OF
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM    TOTAL  VALUE            END OF       EXPENSES
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL DISTRI- END OF   TOTAL   PERIOD      TO AVERAGE
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)(4)
------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ --------- -------- ----------------
                                                                         CLASS A
-
  09/30/06    $18.01     $ 0.15     $ 1.89      $ 2.04     $(0.13)  $(1.17) $(1.30) $18.75   12.02%  $121,729       1.63%
  09/30/07     18.75       0.18       2.59        2.77      (0.16)   (2.04)  (2.20)  19.32   15.80    126,788       1.63
  09/30/08     19.32       0.19      (3.86)      (3.67)     (0.21)   (2.70)  (2.91)  12.74  (21.70)    77,903       1.63
  09/30/09     12.74       0.16      (1.88)      (1.72)     (0.23)      --   (0.23)  10.79  (13.24)    52,112       1.63
  09/30/10     10.79       0.14       0.30(5)     0.44      (0.07)      --   (0.07)  11.16    4.13    122,673       1.61
                                                                         CLASS B
-
  09/30/06    $17.18     $ 0.04     $ 1.80      $ 1.84     $(0.03)  $(1.17) $(1.20) $17.82   11.29%  $ 47,100       2.28%
  09/30/07     17.82       0.05       2.46        2.51      (0.05)   (2.04)  (2.09)  18.24   15.07     39,355       2.28
  09/30/08     18.24       0.09      (3.62)      (3.53)     (0.10)   (2.70)  (2.80)  11.91  (22.16)    21,304       2.28
  09/30/09     11.91       0.10      (1.76)      (1.66)     (0.14)      --   (0.14)  10.11  (13.78)    11,213       2.28
  09/30/10     10.11      (0.00)      0.35(5)     0.35      (0.02)      --   (0.02)  10.44    3.43     12,416       2.28
                                                                         CLASS C
-
  09/30/06    $17.18     $ 0.04     $ 1.80      $ 1.84     $(0.03)  $(1.17) $(1.20) $17.82   11.30%  $ 33,849       2.28%
  09/30/07     17.82       0.06       2.45        2.51      (0.05)   (2.04)  (2.09)  18.24   15.07     26,071       2.28
  09/30/08     18.24       0.09      (3.62)      (3.53)     (0.10)   (2.70)  (2.80)  11.91  (22.16)    14,194       2.28
  09/30/09     11.91       0.09      (1.76)      (1.67)     (0.14)      --   (0.14)  10.10  (13.86)     9,386       2.28
  09/30/10     10.10      (0.00)      0.35(5)     0.35      (0.02)      --   (0.02)  10.43    3.44     21,389       2.28
                                                                         CLASS Z
-
  09/30/06    $18.58     $ 0.26     $ 1.95      $ 2.21     $(0.19)  $(1.17) $(1.36) $19.43   12.64%  $ 22,853       1.06%
  09/30/07     19.43       0.29       2.70        2.99      (0.22)   (2.04)  (2.26)  20.16   16.48     34,644       1.06
  09/30/08     20.16       0.29      (4.05)      (3.76)     (0.28)   (2.70)  (2.98)  13.42  (21.28)    25,827       1.06
  09/30/09     13.42       0.22      (1.98)      (1.76)     (0.30)      --   (0.30)  11.36  (12.75)    21,138       1.06
  09/30/10     11.36       0.15       0.38(5)     0.53      (0.11)      --   (0.11)  11.78    4.72     22,591       0.98



     RATIO
     OF NET
   INVESTMENT
 INCOME (LOSS)
   TO AVERAGE    PORTFOLIO
NET ASSETS(3)(4) TURNOVER
---------------- ---------


      0.88%         140%
      0.97          143
      1.23          207
      1.68          204
      0.64          157(6)


      0.23%         140%
      0.31          143
      0.58          207
      1.06          204
     (0.02)         157(6)


      0.23%         140%
      0.32          143
      0.58          207
      1.02          204
     (0.02)         157(6)


      1.45%         140%
      1.54          143
      1.81          207
      2.20          204
      1.26          157(6)

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 4):

                                         09/30/06 09/30/07 09/30/08 09/30/09 09/30/10
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.08%    0.07%    0.11%    0.21%   (0.10)%
Value Class B...........................   0.10     0.11     0.14     0.29     0.01
Value Class C...........................   0.08     0.09     0.14     0.28    (0.08)
Value Class Z...........................   0.07     0.07     0.10     0.13    (0.09)

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                         09/30/06 09/30/07 09/30/08 09/30/09 09/30/10
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.01%    0.01%    0.03%    0.02%    0.01%
Value Class B...........................   0.01     0.01     0.03     0.02     0.01
Value Class C...........................   0.01     0.01     0.03     0.02     0.01
Value Class Z...........................   0.01     0.01     0.03     0.02     0.01

(5)Includes the effect of a merger (See Note 2).
(6)See Note 6.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                        INTERNATIONAL SMALL-CAP FUND
                                                                        ----------------------------
                                           NET GAIN
                                           (LOSS) ON
                        NET               INVESTMENTS                       DISTRI-                        NET
                       ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET
                       VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE
                     BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL
    PERIOD ENDED     OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2)
-------------------- --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ ---------
                                                                                  CLASS A
05/02/06-09/30/06(3)  $12.50     $ 0.00     $(1.45)     $(1.45)    $   --   $   --     $   --     $   --  $11.05  (11.60)%
09/30/07               11.05      (0.04)      2.99        2.95         --       --         --         --   14.00   26.70
09/30/08               14.00      (0.00)     (5.52)      (5.52)        --    (0.13)     (0.01)     (0.14)   8.34  (39.79)
09/30/09                8.34       0.01      (0.01)       0.00      (0.00)      --         --      (0.00)   8.34    0.02(6)
09/30/10                8.34      (0.02)      1.07        1.05      (0.29)      --         --      (0.29)   9.10   13.01
                                                                                  CLASS B
05/02/06-09/30/06(3)  $12.50     $(0.04)    $(1.44)     $(1.48)    $   --   $   --     $   --     $   --  $11.02  (11.84)%
09/30/07               11.02      (0.11)      2.97        2.86         --       --         --         --   13.88   25.95
09/30/08               13.88      (0.08)     (5.45)      (5.53)        --    (0.13)     (0.01)     (0.14)   8.21  (40.21)
09/30/09                8.21      (0.04)      0.00       (0.04)        --       --         --         --    8.17   (0.49)(6)
09/30/10                8.17      (0.07)      1.04        0.97      (0.22)      --         --      (0.22)   8.92   12.16
                                                                                  CLASS C
05/02/06-09/30/06(3)  $12.50     $(0.04)    $(1.44)     $(1.48)    $   --   $   --     $   --     $   --  $11.02  (11.84)%
09/30/07               11.02      (0.12)      2.98        2.86         --       --         --         --   13.88   25.95
09/30/08               13.88      (0.09)     (5.44)      (5.53)        --    (0.13)     (0.01)     (0.14)   8.21  (40.20)
09/30/09                8.21      (0.04)     (0.01)      (0.05)        --       --         --         --    8.16   (0.61)(6)
09/30/10                8.16      (0.07)      1.05        0.98      (0.22)      --         --      (0.22)   8.92   12.30



                          RATIO
  NET                    OF NET
ASSETS    RATIO OF     INVESTMENT
END OF    EXPENSES    INCOME (LOSS)
PERIOD   TO AVERAGE    TO AVERAGE     PORTFOLIO
(000'S) NET ASSETS(5) NET ASSETS(5)   TURNOVER
------- ------------- -------------   ---------

$21,557     1.90%(4)       0.08%(4)       55%
 30,845     1.90          (0.30)          70
 16,830     1.90          (0.04)          93
 68,492     1.90           0.19          148
 58,538     1.90          (0.24)          77

$   583     2.55%(4)       (0.93)%(4)     55%
  1,181     2.55          (0.89)          70
    633     2.55          (0.68)          93
    313     2.55          (0.53)         148
    377     2.55          (0.85)          77

$ 3,363     2.55%(4)      (1.07)%(4)      55%
  5,357     2.55          (0.94)          70
  2,199     2.55          (0.78)          93
    724     2.55          (0.58)         148
    691     2.55          (0.86)          77

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Commencement of operations.
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets) (See Note 4):

                                         09/30/06(4) 09/30/07 09/30/08 09/30/09 09/30/10
                                         ----------- -------- -------- -------- --------
International Small-Cap Class A.........     1.27%     0.45%    0.54%    0.31%    0.18%
International Small-Cap Class B.........    12.63      2.10     1.53     4.07     5.60
International Small-Cap Class C.........     2.88      0.77     0.77     1.68     2.66

(6)The Fund's performance was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL EQUITY FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                Banks-Commercial......................... 11.9%
                Diversified Banking Institutions.........  7.3
                Medical-Drugs............................  6.8
                Oil-Field Services.......................  4.7
                Electronic Components-Misc...............  4.7
                Telephone-Integrated.....................  3.8
                Exchange-Traded Funds....................  3.4
                Retail-Restaurants.......................  3.4
                Brewery..................................  2.7
                Oil Companies-Integrated.................  2.5
                Auto/Truck Parts & Equipment-Original....  2.4
                Chemicals-Diversified....................  2.4
                Auto-Cars/Light Trucks...................  2.4
                Retail-Jewelry...........................  2.3
                Oil Companies-Exploration & Production...  2.3
                Enterprise Software/Service..............  2.0
                Shipbuilding.............................  1.9
                Diversified Minerals.....................  1.8
                Engineering/R&D Services.................  1.8
                Airlines.................................  1.8
                Cellular Telecom.........................  1.6
                Machinery-Construction & Mining..........  1.6
                Steel-Specialty..........................  1.5
                Textile-Products.........................  1.5
                Insurance-Property/Casualty..............  1.5
                Internet Application Software............  1.4
                Transport-Rail...........................  1.3
                Footwear & Related Apparel...............  1.3
                Electric Products-Misc...................  1.3
                Non-Ferrous Metals.......................  1.3
                Retail-Automobile........................  1.3
                Tobacco..................................  1.2
                Real Estate Management/Services..........  1.2
                Coal.....................................  1.2
                Gas-Distribution.........................  1.1
                Distribution/Wholesale...................  1.1
                Public Thoroughfares.....................  1.0
                Electric-Integrated......................  1.0
                Food-Retail..............................  0.9
                Diversified Manufacturing Operations.....  0.8
                Repurchase Agreement.....................  0.8
                Building Products-Cement.................  0.7
                Auto/Truck Parts & Equipment-Replacement.  0.6
                                                          ----
                                                          99.5%
                                                          ====

COUNTRY ALLOCATION*

                 Japan................................... 14.8%
                 United Kingdom..........................  9.6
                 France..................................  9.5
                 Switzerland.............................  6.7
                 Germany.................................  6.7
                 Netherlands.............................  6.4
                 Canada..................................  6.0
                 Brazil..................................  4.3
                 United States...........................  4.2
                 Singapore...............................  3.7
                 Italy...................................  3.7
                 Australia...............................  3.3
                 India...................................  2.9
                 Cayman Islands..........................  2.7
                 Indonesia...............................  2.4
                 South Korea.............................  2.3
                 Denmark.................................  1.7
                 Turkey..................................  1.4
                 Mexico..................................  1.3
                 Hong Kong...............................  1.1
                 Bermuda.................................  1.1
                 Russia..................................  1.1
                 Belgium.................................  0.9
                 Jersey..................................  0.7
                 China...................................  0.7
                 Taiwan..................................  0.3
                                                          ----
                                                          99.5%
                                                          ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL EQUITY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010


                                                                 VALUE
                   SECURITY DESCRIPTION                SHARES   (NOTE 3)
      --------------------------------------------------------------------
      COMMON STOCK -- 95.3%
      AUSTRALIA -- 3.3%
        Australia and New Zealand Banking Group, Ltd.. 133,100 $ 3,046,379
        Transurban Group.............................. 284,410   1,366,235
                                                               -----------
                                                                 4,412,614
                                                               -----------
      BELGIUM -- 0.9%
        Anheuser-Busch InBev NV.......................  20,400   1,200,015
                                                               -----------
      BERMUDA -- 1.1%
        Li & Fung, Ltd................................ 253,830   1,434,548
        Peace Mark Holdings, Ltd.+(1)(2).............. 800,000           0
        Peregrine Investments Holdings, Ltd.+(1)(2)...  91,000           0
                                                               -----------
                                                                 1,434,548
                                                               -----------
      BRAZIL -- 4.3%
        Banco do Brasil SA............................  88,746   1,685,230
        BR Malls Participacoes SA..................... 188,040   1,571,445
        Vale SA ADR...................................  78,429   2,452,475
                                                               -----------
                                                                 5,709,150
                                                               -----------
      CANADA -- 6.0%
        Bombardier, Inc., Class B..................... 210,010   1,030,762
        Magna International, Inc......................   6,530     535,842
        Rogers Communications, Inc., Class B..........  56,390   2,110,583
        Talisman Energy, Inc..........................  84,400   1,476,528
        Toronto-Dominion Bank.........................  39,258   2,840,663
                                                               -----------
                                                                 7,994,378
                                                               -----------
      CAYMAN ISLANDS -- 2.7%
        Anta Sports Products, Ltd..................... 734,623   1,711,849
        Tencent Holdings, Ltd.........................  82,850   1,809,943
                                                               -----------
                                                                 3,521,792
                                                               -----------
      CHINA -- 0.7%
        Weichai Power Co., Ltd........................  81,100     862,338
                                                               -----------
      DENMARK -- 1.7%
        Carlsberg A/S.................................  22,201   2,314,804
                                                               -----------
      FRANCE -- 9.5%
        Sanofi-Aventis SA.............................  26,000   1,732,350
        Societe Generale..............................  76,000   4,377,397
        Technip SA....................................  47,000   3,779,653
        Valeo SA+.....................................  57,896   2,682,325
                                                               -----------
                                                                12,571,725
                                                               -----------
      GERMANY -- 6.7%
        Deutsche Bank AG..............................  64,200   3,513,517
        Deutsche Telekom AG........................... 189,500   2,592,401
        SAP AG........................................  54,774   2,709,426
                                                               -----------
                                                                 8,815,344
                                                               -----------
      HONG KONG -- 1.1%
        Beijing Enterprises Holdings, Ltd............. 207,080   1,475,931
                                                               -----------
      INDIA -- 2.9%
        Dr. Reddy's Laboratories, Ltd. ADR............  62,404   2,010,657
        Tata Motors, Ltd. ADR.........................  72,981   1,861,745
                                                               -----------
                                                                 3,872,402
                                                               -----------
      INDONESIA -- 2.4%
        PT Astra International Tbk.................... 263,000   1,670,823

                                                               VALUE
                  SECURITY DESCRIPTION              SHARES    (NOTE 3)
       -----------------------------------------------------------------
       INDONESIA (CONTINUED)
         PT Tambang Batubara Bukit Asam Tbk.......   713,000 $ 1,553,821
                                                             -----------
                                                               3,224,644
                                                             -----------
       ITALY -- 3.7%
         Saipem SpA...............................    61,152   2,449,278
         Telecom Italia SpA....................... 1,715,000   2,396,423
                                                             -----------
                                                               4,845,701
                                                             -----------
       JAPAN -- 14.8%
         Daihatsu Motor Co., Ltd..................    94,000   1,257,762
         East Japan Railway Co....................    29,300   1,768,951
         Hitachi Metals, Ltd......................   171,000   2,013,572
         Hitachi, Ltd.............................   390,000   1,705,199
         Inpex Corp...............................       320   1,506,469
         Japan Tobacco, Inc.......................       482   1,604,550
         Komatsu, Ltd.............................    90,000   2,089,363
         Mitsubishi UFJ Financial Group, Inc......   382,300   1,781,441
         Takeda Pharmaceutical Co., Ltd...........    40,600   1,865,129
         Tokio Marine Holdings, Inc...............    72,000   1,942,309
         Toray Industries, Inc....................   360,000   2,005,271
                                                             -----------
                                                              19,540,016
                                                             -----------
       JERSEY -- 0.7%
         West China Cement Ltd.+.................. 3,147,511     945,205
                                                             -----------
       MEXICO -- 1.3%
         Grupo Mexico SA de CV, Class B...........   580,410   1,672,836
                                                             -----------
       NETHERLANDS -- 6.4%
         Koninklijke DSM NV.......................    61,639   3,157,824
         Koninklijke Philips Electronics NV.......   130,800   4,111,010
         X5 Retail Group NV GDR+..................    28,730   1,149,200
                                                             -----------
                                                               8,418,034
                                                             -----------
       RUSSIA -- 1.1%
         Sberbank.................................   510,080   1,430,774
                                                             -----------
       SINGAPORE -- 3.7%
         SembCorp Marine, Ltd.....................   846,404   2,529,365
         Singapore Airlines, Ltd..................   189,190   2,347,791
                                                             -----------
                                                               4,877,156
                                                             -----------
       SOUTH KOREA -- 2.3%
         Korea Electric Power Corp.+..............    51,290   1,322,452
         LG Display Co., Ltd......................    49,160   1,698,666
                                                             -----------
                                                               3,021,118
                                                             -----------
       SWITZERLAND -- 6.7%
         ABB, Ltd.+...............................   113,500   2,392,088
         Novartis AG..............................    59,446   3,408,927
         The Swatch Group AG......................     8,200   3,085,066
                                                             -----------
                                                               8,886,081
                                                             -----------
       TAIWAN -- 0.3%
         Hon Hai Precision Industry Co., Ltd. GDR.    46,197     354,793
                                                             -----------
       TURKEY -- 1.4%
         Turkiye Is Bankasi, Class C..............   442,189   1,879,964
                                                             -----------
       UNITED KINGDOM -- 9.6%
         Royal Dutch Shell PLC, Class A...........   111,191   3,363,586

        SUNAMERICA INTERNATIONAL EQUITY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)

                                                               VALUE
                  SECURITY DESCRIPTION              SHARES    (NOTE 3)
       ----------------------------------------------------------------
       COMMON STOCK (CONTINUED)
       UNITED KINGDOM (CONTINUED)
         Standard Chartered PLC.................... 169,164 $  4,852,405
         Whitbread PLC............................. 177,154    4,519,448
                                                            ------------
                                                              12,735,439
                                                            ------------
       TOTAL COMMON STOCK
          (cost $115,836,337)......................          126,016,802
                                                            ------------
       EXCHANGE-TRADED FUNDS -- 3.4%
       UNITED STATES -- 3.4%
         iShares MSCI Emerging Markets Index Fund
          (cost $3,962,663)........................ 101,000    4,521,770
                                                            ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $119,799,000)......................          130,538,572
                                                            ------------

                                                    PRINCIPAL      VALUE
                SECURITY DESCRIPTION                 AMOUNT       (NOTE 3)
    -----------------------------------------------------------------------
    REPURCHASE AGREEMENT -- 0.8%
      Agreement with State Street Bank and Trust
       Co., bearing interest at 0.01%, dated
       09/30/10, to be repurchased 10/01/10 in
       the amount of $1,026,000 and
       collateralized by $1,000,000 of US
       Treasury Notes, bearing interest at 2.13%
       due 05/31/15 and having approximate
       value of $1,049,700 (cost $1,026,000)...... $ 1,026,000  $  1,026,000
                                                                ------------
    TOTAL INVESTMENTS --
       (cost $120,825,000)(3).....................        99.5%  131,564,572
    Other assets less liabilities.................         0.5       602,801
                                                   -----------  ------------
    NET ASSETS --                                        100.0% $132,167,373
                                                   ===========  ============

--------
+    Non-income producing security
(1) Fair valued security. Securities are classified as Level 3 for disclosures based on the securities valuation inputs; see Note 3.
(2) Illiquid security. At September 30, 2010, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)  See Note 7 for cost of investments on a tax basis.
ADR -- AmericanDepository Receipt
GDR -- GlobalDepository Receipt
The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2010 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED  LEVEL 2 --OTHER  LEVEL 3 --SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                  --------------------- ----------------- --------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Canada........................     $  7,994,378         $       --              $--          $  7,994,378
   France........................       12,571,725                 --               --            12,571,725
   Germany.......................        8,815,344                 --               --             8,815,344
   Japan.........................       19,540,016                 --               --            19,540,016
   Netherlands...................        8,418,034                 --               --             8,418,034
   Switzerland...................        8,886,081                 --               --             8,886,081
   United Kingdom................       12,735,439                 --               --            12,735,439
   Other Countries*..............       47,055,785                 --                0            47,055,785
  Exchange-Traded Funds..........        4,521,770                 --               --             4,521,770
Repurchase Agreement.............               --          1,026,000               --             1,026,000
                                      ------------         ----------              ---          ------------
TOTAL                                 $130,538,572         $1,026,000              $ 0          $131,564,572
                                      ============         ==========              ===          ============

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                           COMMON STOCK
                                                           ------------
         Balance as of 09/30/2009.........................     $ 0
         Accrued discounts/premiums.......................      --
         Realized gain (loss).............................      --
         Change in unrealized appreciation (depreciation).      --
         Net purchases (sales)............................      --
         Transfers in and/or out of Level 3...............      --
                                                               ---
         Balance as of 09/30/2010.........................     $ 0
                                                               ===

See Notes to Financial Statements

        SUNAMERICA VALUE FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Diversified Banking Institutions.......  8.9%
                 Oil Companies-Integrated...............  8.4
                 Medical-Drugs..........................  5.5
                 Electric-Integrated....................  4.1
                 Multimedia.............................  4.0
                 Banks-Super Regional...................  3.8
                 Telephone-Integrated...................  3.7
                 Medical Products.......................  3.7
                 Repurchase Agreement...................  3.4
                 Oil Companies-Exploration & Production.  3.4
                 Insurance-Life/Health..................  3.2
                 Diversified Manufacturing Operations...  3.0
                 Finance-Credit Card....................  2.9
                 Aerospace/Defense......................  2.8
                 Retail-Discount........................  2.4
                 Insurance-Multi-line...................  2.3
                 Retail-Apparel/Shoe....................  2.1
                 Cosmetics & Toiletries.................  1.8
                 Food-Misc..............................  1.7
                 Medical-HMO............................  1.7
                 Networking Products....................  1.6
                 Electronic Components-Semiconductors...  1.6
                 Retail-Drug Store......................  1.5
                 Aerospace/Defense-Equipment............  1.5
                 Applications Software..................  1.5
                 Computers..............................  1.5
                 Beverages-Non-alcoholic................  1.5
                 Transport-Services.....................  1.5
                 Computer Services......................  1.4
                 Cable/Satellite TV.....................  1.3
                 Transport-Rail.........................  1.2
                 Paper & Related Products...............  1.1
                 Enterprise Software/Service............  1.1
                 Oil Field Machinery & Equipment........  1.1
                 Investment Management/Advisor Services.  1.1
                 Coal...................................  1.0
                 Medical-Wholesale Drug Distribution....  1.0
                 Tobacco................................  1.0
                 Retail-Office Supplies.................  0.8
                 Medical-Biomedical/Gene................  0.8
                 Retail-Building Products...............  0.7
                 Chemicals-Specialty....................  0.5
                                                         ----
                                                         99.1%
                                                         ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010


                                                               VALUE
                   SECURITY DESCRIPTION              SHARES   (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCK -- 95.7%
       AEROSPACE/DEFENSE -- 2.8%
         General Dynamics Corp......................  41,400 $ 2,600,334
         The Boeing Co..............................  36,000   2,395,440
                                                             -----------
                                                               4,995,774
                                                             -----------
       AEROSPACE/DEFENSE-EQUIPMENT -- 1.5%
         United Technologies Corp...................  38,400   2,735,232
                                                             -----------
       APPLICATIONS SOFTWARE -- 1.5%
         Microsoft Corp............................. 111,000   2,718,390
                                                             -----------
       BANKS-SUPER REGIONAL -- 3.8%
         US Bancorp................................. 105,000   2,270,100
         Wells Fargo & Co........................... 178,400   4,483,192
                                                             -----------
                                                               6,753,292
                                                             -----------
       BEVERAGES-NON-ALCOHOLIC -- 1.5%
         PepsiCo, Inc...............................  40,000   2,657,600
                                                             -----------
       CABLE/SATELLITE TV -- 1.3%
         Comcast Corp., Class A..................... 127,000   2,296,160
                                                             -----------
       CHEMICALS-SPECIALTY -- 0.5%
         Ashland, Inc...............................  20,000     975,400
                                                             -----------
       COAL -- 1.0%
         Consol Energy, Inc.........................  51,000   1,884,960
                                                             -----------
       COMPUTER SERVICES -- 1.4%
         International Business Machines Corp.......  18,300   2,454,762
                                                             -----------
       COMPUTERS -- 1.5%
         Hewlett-Packard Co.........................  63,900   2,688,273
                                                             -----------
       COSMETICS & TOILETRIES -- 1.8%
         The Procter & Gamble Co....................  54,700   3,280,359
                                                             -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 8.9%
         Bank of America Corp....................... 290,800   3,812,388
         Citigroup, Inc.+........................... 925,000   3,607,500
         JPMorgan Chase & Co........................ 128,100   4,876,767
         Morgan Stanley.............................  82,600   2,038,568
         The Goldman Sachs Group, Inc...............  11,000   1,590,380
                                                             -----------
                                                              15,925,603
                                                             -----------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 3.0%
         3M Co......................................  20,000   1,734,200
         General Electric Co........................ 227,200   3,692,000
                                                             -----------
                                                               5,426,200
                                                             -----------
       ELECTRIC-INTEGRATED -- 4.1%
         Duke Energy Corp........................... 103,000   1,824,130
         Exelon Corp................................  44,000   1,873,520
         NextEra Energy, Inc........................  34,200   1,860,138
         PG&E Corp..................................  41,000   1,862,220
                                                             -----------
                                                               7,420,008
                                                             -----------
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.6%
         Intel Corp................................. 144,700   2,782,581
                                                             -----------
       ENTERPRISE SOFTWARE/SERVICE -- 1.1%
         Oracle Corp................................  75,000   2,013,750
                                                             -----------
       FINANCE-CREDIT CARD -- 2.9%
         American Express Co........................  67,000   2,816,010
         Discover Financial Services................ 140,000   2,335,200
                                                             -----------
                                                               5,151,210
                                                             -----------

                                                                VALUE
                   SECURITY DESCRIPTION               SHARES   (NOTE 3)
      -------------------------------------------------------------------
      FOOD-MISC. -- 1.7%
        Kraft Foods, Inc., Class A................... 100,000 $ 3,086,000
                                                              -----------
      INSURANCE-LIFE/HEALTH -- 3.2%
        Aflac, Inc...................................  40,000   2,068,400
        Lincoln National Corp........................  78,000   1,865,760
        Prudential Financial, Inc....................  32,000   1,733,760
                                                              -----------
                                                                5,667,920
                                                              -----------
      INSURANCE-MULTI-LINE -- 2.3%
        Assurant, Inc................................  47,000   1,912,900
        The Allstate Corp............................  70,000   2,208,500
                                                              -----------
                                                                4,121,400
                                                              -----------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.1%
        Invesco, Ltd.................................  90,000   1,910,700
                                                              -----------
      MEDICAL PRODUCTS -- 3.7%
        Covidien PLC.................................  75,000   3,014,250
        Johnson & Johnson............................  57,300   3,550,308
                                                              -----------
                                                                6,564,558
                                                              -----------
      MEDICAL-BIOMEDICAL/GENE -- 0.8%
        Amgen, Inc.+.................................  25,000   1,377,750
                                                              -----------
      MEDICAL-DRUGS -- 5.5%
        Abbott Laboratories..........................  38,600   2,016,464
        Merck & Co., Inc............................. 106,000   3,901,860
        Pfizer, Inc.................................. 230,000   3,949,100
                                                              -----------
                                                                9,867,424
                                                              -----------
      MEDICAL-HMO -- 1.7%
        UnitedHealth Group, Inc......................  85,000   2,984,350
                                                              -----------
      MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 1.0%
        McKesson Corp................................  30,000   1,853,400
                                                              -----------
      MULTIMEDIA -- 4.0%
        The Walt Disney Co...........................  60,000   1,986,600
        Time Warner, Inc.............................  72,000   2,206,800
        Viacom, Inc., Class B........................  81,000   2,931,390
                                                              -----------
                                                                7,124,790
                                                              -----------
      NETWORKING PRODUCTS -- 1.6%
        Cisco Systems, Inc.+......................... 128,000   2,803,200
                                                              -----------
      OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.4%
        Apache Corp..................................  23,000   2,248,480
        Devon Energy Corp............................  28,000   1,812,720
        Occidental Petroleum Corp....................  25,000   1,957,500
                                                              -----------
                                                                6,018,700
                                                              -----------
      OIL COMPANIES-INTEGRATED -- 8.4%
        Chevron Corp.................................  58,100   4,709,005
        ConocoPhillips...............................  63,200   3,629,576
        Exxon Mobil Corp.............................  61,100   3,775,369
        Marathon Oil Corp............................  86,600   2,866,460
                                                              -----------
                                                               14,980,410
                                                              -----------
      OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
        National Oilwell Varco, Inc..................  45,000   2,001,150
                                                              -----------
      PAPER & RELATED PRODUCTS -- 1.1%
        International Paper Co.......................  93,000   2,022,750
                                                              -----------

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


                                                          VALUE
                    SECURITY DESCRIPTION        SHARES   (NOTE 3)
              ----------------------------------------------------
              COMMON STOCK (CONTINUED)
              RETAIL-APPAREL/SHOE -- 2.1%
                Guess?, Inc....................  22,000 $  893,860
                The Gap, Inc................... 151,000  2,814,640
                                                        ----------
                                                         3,708,500
                                                        ----------
              RETAIL-BUILDING PRODUCTS -- 0.7%
                Lowe's Cos., Inc...............  60,000  1,337,400
                                                        ----------
              RETAIL-DISCOUNT -- 2.4%
                Target Corp....................  45,400  2,426,176
                Wal-Mart Stores, Inc...........  34,000  1,819,680
                                                        ----------
                                                         4,245,856
                                                        ----------
              RETAIL-DRUG STORE -- 1.5%
                CVS Caremark Corp..............  87,000  2,737,890
                                                        ----------
              RETAIL-OFFICE SUPPLIES -- 0.8%
                OfficeMax, Inc.+............... 114,000  1,492,260
                                                        ----------
              TELEPHONE-INTEGRATED -- 3.7%
                AT&T, Inc...................... 128,950  3,687,970
                Verizon Communications, Inc....  88,400  2,880,956
                                                        ----------
                                                         6,568,926
                                                        ----------

                                                 SHARES/
                                                PRINCIPAL      VALUE
                SECURITY DESCRIPTION             AMOUNT       (NOTE 3)
        ----------------------------------------------------------------
        COMMON STOCK (CONTINUED)
        TOBACCO -- 1.0%
          Philip Morris International, Inc....      33,000  $  1,848,660
                                                            ------------
        TRANSPORT-RAIL -- 1.2%
          Union Pacific Corp..................      27,000     2,208,600
                                                            ------------
        TRANSPORT-SERVICES -- 1.5%
          FedEx Corp..........................      31,000     2,650,500
                                                            ------------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $166,536,760)................               171,342,648
                                                            ------------
        REPURCHASE AGREEMENT -- 3.4%
          State Street Bank and Trust Co.
           Joint Repurchase Agreement(1)
           (cost $6,075,000).................. $ 6,075,000     6,075,000
                                                            ------------
        TOTAL INVESTMENTS --
           (cost $172,611,760)(2).............        99.1%  177,417,648
        Other assets less liabilities.........         0.9     1,650,754
                                               -----------  ------------
        NET ASSETS --                                100.0% $179,068,402
                                               ===========  ============

--------
+  Non-income producing security
(1)See Note 3 for details of Joint Repurchase Agreement.
(2)See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2010 (See Note 3):

                                      LEVEL 1 --UNADJUSTED  LEVEL 2 --OTHER  LEVEL 3--SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                      -------------------- ----------------- -------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Diversified Banking Institutions..     $ 15,925,603        $       --             $--          $ 15,925,603
   Medical-Drugs.....................        9,867,424                --              --             9,867,424
   Oil Companies-Integrated..........       14,980,410                --              --            14,980,410
   Other Industries*.................      130,569,211                --              --           130,569,211
Repurchase Agreement.................               --         6,075,000              --             6,075,000
                                          ------------        ----------             ---          ------------
TOTAL                                     $171,342,648        $6,075,000             $--          $177,417,648
                                          ============        ==========             ===          ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Exchange-Traded Funds.................... 9.0%
                 Diversified Manufacturing Operations..... 5.2
                 Electronic Components-Misc............... 4.6
                 Auto/Truck Parts & Equipment-Original.... 4.2
                 Banks-Commercial......................... 3.3
                 Distribution/Wholesale................... 2.7
                 Investment Management/Advisor Services... 2.4
                 Internet Content-Information/News........ 2.0
                 Chemicals-Diversified.................... 2.0
                 Medical-Drugs............................ 1.9
                 Time Deposit............................. 1.8
                 Machinery-Electrical..................... 1.7
                 Food-Misc................................ 1.7
                 Auto/Truck Parts & Equipment-Replacement. 1.6
                 Cosmetics & Toiletries................... 1.5
                 Electric Products-Misc................... 1.3
                 Audio/Video Products..................... 1.3
                 Transport-Services....................... 1.3
                 Diagnostic Kits.......................... 1.3
                 Theaters................................. 1.3
                 Finance-Other Services................... 1.3
                 Diversified Financial Services........... 1.3
                 Beverages-Non-alcoholic.................. 1.3
                 Insurance-Life/Health.................... 1.2
                 Retail-Misc./Diversified................. 1.2
                 Hotels/Motels............................ 1.2
                 Telecom Services......................... 1.1
                 Oil Field Machinery & Equipment.......... 1.1
                 Alternative Waste Technology............. 1.1
                 Building-Residential/Commercial.......... 1.1
                 Food-Meat Products....................... 1.0
                 Machinery-Construction & Mining.......... 1.0
                 Food-Dairy Products...................... 1.0
                 Transport-Truck.......................... 0.9
                 Machinery-Material Handling.............. 0.9
                 E-Commerce/Products...................... 0.9
                 Motorcycle/Motor Scooter................. 0.9
                 Oil-Field Services....................... 0.9
                 Retail-Restaurants....................... 0.9
                 Paper & Related Products................. 0.9
                 Insurance-Property/Casualty.............. 0.8
                 Human Resources.......................... 0.8
                 Electronic Connectors.................... 0.8
                 Publishing-Periodicals................... 0.8
                 Containers-Paper/Plastic................. 0.8
                 Entertainment Software................... 0.8
                 Wireless Equipment....................... 0.8
                 Commercial Services...................... 0.8
                 Gold Mining.............................. 0.8
                 Beverages-Wine/Spirits................... 0.8
                 Real Estate Investment Trusts............ 0.8
                 Rental Auto/Equipment.................... 0.8
                 Pipelines................................ 0.7
                 Advanced Materials....................... 0.7
                 Computer Services........................ 0.7
                 E-Commerce/Services...................... 0.6
                 Leisure Products......................... 0.6
                 Electronic Components-Semiconductors..... 0.6
                 Building & Construction-Misc............. 0.6
                 Food-Retail.............................. 0.6
                 Coatings/Paint........................... 0.6

                   Medical Labs & Testing Services....  0.6%
                   Veterinary Products................  0.6
                   Transport-Marine...................  0.6
                   Computers-Integrated Systems.......  0.5
                   Internet Infrastructure Software...  0.5
                   Machinery-General Industrial.......  0.5
                   Medical Products...................  0.5
                   Agricultural Operations............  0.5
                   Power Converter/Supply Equipment...  0.5
                   Retail-Bookstores..................  0.5
                   Computers-Periphery Equipment......  0.5
                   Applications Software..............  0.5
                   Diversified Operations.............  0.5
                   Venture Capital....................  0.4
                   Real Estate Management/Services....  0.4
                   Metal Processors & Fabrication.....  0.4
                   Finance-Credit Card................  0.4
                   Retail-Sporting Goods..............  0.4
                   Electronic Measurement Instruments.  0.3
                   Housewares.........................  0.3
                   Retail-Apparel/Shoe................  0.3
                   Apparel Manufacturers..............  0.3
                   Medical Information Systems........  0.3
                   Machinery-Thermal Process..........  0.3
                   Miscellaneous Manufacturing........  0.2
                   Machinery-Pumps....................  0.2
                   Textile-Products...................  0.2
                   Medical-Nursing Homes..............  0.1
                                                       ----
                                                       99.9%
                                                       ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)

COUNTRY ALLOCATION*

                             Japan.......... 17.8%
                             United Kingdom. 10.6
                             Cayman Islands.  6.7
                             South Korea....  6.2
                             Luxembourg.....  5.7
                             Australia......  4.7
                             United States..  4.5
                             Italy..........  4.2
                             France.........  4.2
                             Bermuda........  3.9
                             Ireland........  3.7
                             Switzerland....  3.6
                             China..........  3.5
                             Finland........  3.5
                             Indonesia......  2.1
                             Belgium........  2.0
                             Singapore......  1.7
                             Jersey.........  1.6
                             Germany........  1.5
                             Guernsey.......  1.3
                             Netherlands....  1.2
                             Thailand.......  1.1
                             Austria........  1.1
                             Hong Kong......  1.0
                             Sweden.........  0.8
                             Mauritius......  0.5
                             Taiwan.........  0.5
                             Malaysia.......  0.4
                             New Zealand....  0.3
                                             ----
                                             99.9%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010


                                                                  VALUE
                   SECURITY DESCRIPTION                 SHARES   (NOTE 3)
      -------------------------------------------------------------------
      COMMON STOCK -- 88.2%
      AUSTRALIA -- 4.7%
        Bendigo and Adelaide Bank, Ltd.................  50,404 $  445,769
        Billabong International, Ltd...................  22,205    171,054
        carsales.com.au, Ltd...........................  74,959    336,900
        Centamin Egypt, Ltd.+.......................... 168,375    468,165
        CSR, Ltd....................................... 409,581    712,585
        Domino's Pizza Enterprises, Ltd................  40,499    234,474
        Emeco Holdings, Ltd............................ 540,000    448,866
        White Energy Co., Ltd.
         (Ordinary Shares)+............................     903      3,404
        White Energy Co., Ltd.
         (2010 Performance Shares)+(1)(2)..............     978          0
        White Energy Co., Ltd.
         (2011 Performance Shares)+(1)(2)..............     978          0
                                                                ----------
                                                                 2,821,217
                                                                ----------
      AUSTRIA -- 1.1%
        Schoeller-Bleckmann Oilfield Equipment AG......   9,680    632,299
                                                                ----------
      BELGIUM -- 2.0%
        Barco NV+......................................   9,477    432,933
        Kinepolis Group NV.............................  11,614    759,499
                                                                ----------
                                                                 1,192,432
                                                                ----------
      BERMUDA -- 3.9%
        China Gas Holdings, Ltd........................ 774,000    417,982
        Digital China Holdings, Ltd.................... 373,000    652,847
        Lancashire Holdings, Ltd.......................  57,353    500,032
        Pacific Basin Shipping, Ltd.................... 488,000    352,217
        Peace Mark Holdings, Ltd.+(1)(2)...............   8,000          0
        Skyworth Digital Holdings, Ltd................. 390,000    271,934
        Texwinca Holdings, Ltd......................... 114,000    130,032
                                                                ----------
                                                                 2,325,044
                                                                ----------
      CAYMAN ISLANDS -- 6.7%
        AAC Acoustic Technologies Holdings, Inc........ 508,000  1,113,051
        China High Speed Transmission Equipment Group
         Co., Ltd...................................... 137,000    298,054
        China Mengniu Dairy Co., Ltd................... 185,000    572,250
        Comba Telecom Systems Holdings, Ltd............ 422,400    476,904
        Fufeng Group, Ltd.............................. 542,000    387,001
        Lee & Man Paper Manufacturing, Ltd............. 568,000    502,930
        Shenguan Holdings Group, Ltd................... 530,000    621,613
                                                                ----------
                                                                 3,971,803
                                                                ----------
      CHINA -- 3.5%
        Beijing Jingkelong Group Co., Ltd.............. 305,000    373,051
        Weichai Power Co., Ltd.........................  89,000    946,339
        Zhuzhou CSR Times Electric Co., Ltd............ 248,000    797,489
                                                                ----------
                                                                 2,116,879
                                                                ----------
      FINLAND -- 3.5%
        Konecranes Oyj.................................  21,968    821,471
        Oriola-KD Oyj, Series B........................  91,594    533,176
        Pohjola Bank PLC...............................  58,017    705,893
                                                                ----------
                                                                 2,060,540
                                                                ----------
      FRANCE -- 2.9%
        GameLoft SA+...................................  98,890    482,626
        Laurent-Perrier................................   4,153    464,250

                                                              VALUE
                   SECURITY DESCRIPTION            SHARES    (NOTE 3)
          ------------------------------------------------------------
          FRANCE (CONTINUED)
            Sopra Group SA.......................     5,127 $  402,798
            Virbac SA............................     2,630    363,411
                                                            ----------
                                                             1,713,085
                                                            ----------
          GERMANY -- 0.6%
            CTS Eventim AG.......................     7,271    376,416
            Muehlbauer Holding AG & Co...........       263      9,291
                                                            ----------
                                                               385,707
                                                            ----------
          GUERNSEY -- 1.3%
            Stobart Group, Ltd...................   317,195    768,848
                                                            ----------
          HONG KONG -- 1.0%
            China Everbright International, Ltd.. 1,254,000    627,093
                                                            ----------
          INDONESIA -- 2.1%
            PT Indofood Sukses Makmur Tbk........ 1,202,500    734,300
            PT United Tractors Tbk...............   215,666    494,159
                                                            ----------
                                                             1,228,459
                                                            ----------
          IRELAND -- 0.8%
            DCC PLC..............................    17,375    497,416
                                                            ----------
          ITALY -- 4.2%
            Amplifon SpA.........................   145,049    660,445
            DiaSorin SpA.........................    18,582    763,251
            Piaggio & C SpA......................   171,536    537,847
            Yoox SpA+............................    53,872    550,073
                                                            ----------
                                                             2,511,616
                                                            ----------
          JAPAN -- 17.8%
            Ain Pharmaciez, Inc..................    10,500    365,387
            Benefit One, Inc.....................       203    155,873
            Chugoku Marine Paints, Ltd...........    52,000    371,873
            Credit Saison Co., Ltd...............    16,000    213,896
            Dai-ichi Seiko Co., Ltd..............    10,300    497,850
            Daiseki Co., Ltd.....................    12,800    241,035
            Doshisha Co., Ltd....................    12,000    297,269
            Eiken Chemical Co., Ltd..............     2,900     28,868
            en-japan, Inc........................       272    380,565
            Enplas Corp..........................    12,800    178,170
            EPS Co., Ltd.........................        96    244,945
            Foster Electric Co., Ltd.............    19,800    501,878
            FP Corp..............................     9,000    487,302
            GCA Savvian Group Corp.+.............       171    163,667
            Hajime Construction Co., Ltd.........    13,600    373,886
            HIRANO TECSEED Co., Ltd..............    14,000    161,835
            Jafco Co., Ltd.......................    10,400    245,549
            Kakaku.com, Inc......................        88    509,679
            Kenedix, Inc.+.......................     1,248    221,255
            Koito Manufacturing Co., Ltd.........    28,000    429,324
            Kokusai Co., Ltd.....................    30,100    204,080
            Mani, Inc............................     9,000    317,070
            Matsuda Sangyo Co., Ltd..............     9,400    161,133
            Message Co., Ltd.....................        23     54,662
            Modec, Inc...........................     7,800    122,027
            Nichi-iko Pharmaceutical Co., Ltd....     9,100    315,906
            Nishimatsuya Chain Co., Ltd..........    21,100    194,369
            Otsuka Corp..........................     5,300    351,725

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


                                                              VALUE
                   SECURITY DESCRIPTION             SHARES   (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCK (CONTINUED)
        JAPAN (CONTINUED)
          OUTSOURCING, Inc.........................     231 $    77,701
          Proto Corp...............................   8,600     363,141
          Software Service, Inc....................   9,100     170,707
          Teikoku Electric Manufacturing Co., Ltd..   6,800     133,426
          Tocalo Co., Ltd..........................  15,000     237,362
          Token Corp...............................   8,450     249,411
          Tokyu Livable, Inc.......................  22,600     242,298
          Toridoll.corp............................     158     276,330
          Towa Corp.+..............................  23,000     139,135
          Union Tool Co............................   7,400     185,532
          Village Vanguard Co., Ltd................      86     294,530
          Works Applications Co., Ltd..............     598     276,507
          Yamaguchi Financial Group, Inc...........  18,000     169,693
                                                            -----------
                                                             10,606,851
                                                            -----------
        JERSEY -- 1.6%
          Charter International PLC................  43,504     474,282
          United Business Media, Ltd...............  49,971     494,154
                                                            -----------
                                                                968,436
                                                            -----------
        LUXEMBOURG -- 0.9%
          Acergy SA................................  27,709     511,197
                                                            -----------
        MALAYSIA -- 0.4%
          IJM Corp. Bhd............................ 158,760     266,914
                                                            -----------
        MAURITIUS -- 0.5%
          Golden Agri-Resources, Ltd............... 714,670     309,757
                                                            -----------
        NETHERLANDS -- 1.2%
          Aalberts Industries NV...................  44,134     726,802
                                                            -----------
        NEW ZEALAND -- 0.3%
          Kathmandu Holdings, Ltd.+................ 147,000     210,283
                                                            -----------
        SINGAPORE -- 1.7%
          CapitaCommercial Trust................... 407,000     458,034
          Venture Corp., Ltd.......................  73,000     545,099
                                                            -----------
                                                              1,003,133
                                                            -----------
        SOUTH KOREA -- 6.2%
          Cheil Industries, Inc....................   5,330     466,507
          Glovis Co., Ltd..........................   4,202     561,986
          Hyundai Home Shopping Network Corp.+.....     566      60,310
          Hyundai Mobis............................   3,693     832,362
          LG Household & Health Care, Ltd..........   2,484     917,136
          OCI Materials Co., Ltd...................   4,457     413,941
          Sungwoo Hitech Co., Ltd..................  37,544     444,503
                                                            -----------
                                                              3,696,745
                                                            -----------
        SWEDEN -- 0.8%
          AarhusKarlshamn AB.......................  10,989     260,853
          Duni AB..................................  21,342     195,519
                                                            -----------
                                                                456,372
                                                            -----------
        SWITZERLAND -- 3.6%
          Implenia AG+.............................  12,786     374,088
          Partners Group Holding AG................   4,648     770,055
          Sulzer AG................................   6,391     741,438
          VZ Holding AG............................   2,486     242,111
                                                            -----------
                                                              2,127,692
                                                            -----------

                                                             VALUE
                  SECURITY DESCRIPTION            SHARES    (NOTE 3)
          ------------------------------------------------------------
          TAIWAN -- 0.5%
            Chicony Electronics Co., Ltd........   139,233 $   294,140
                                                           -----------
          THAILAND -- 1.1%
            TMB Bank PCL+(3).................... 7,856,300     636,787
                                                           -----------
          UNITED KINGDOM -- 10.6%
            Britvic PLC.........................    97,750     745,051
            Chemring Group PLC..................    10,529     497,192
            Croda International PLC.............    33,526     780,510
            IG Group Holdings PLC...............    95,951     749,426
            International Personal Finance PLC..   176,011     745,985
            Millennium & Copthorne Hotels PLC...    86,547     706,975
            Nanoco Group PLC+...................   266,045     376,137
            Robert Walters PLC..................   137,079     499,583
            Spirax-Sarco Engineering PLC........    10,901     308,239
            St James's Place PLC................   160,168     729,159
            Telecity Group PLC+.................    21,743     169,243
                                                           -----------
                                                             6,307,500
                                                           -----------
          UNITED STATES -- 2.7%
            AsiaInfo-Linkage, Inc.+.............    16,100     317,653
            Autoliv, Inc........................    12,179     795,654
            Virgin Media, Inc...................    20,570     473,522
                                                           -----------
                                                             1,586,829
                                                           -----------
          TOTAL COMMON STOCK
             (cost $40,010,250).................            52,561,876
                                                           -----------
          EXCHANGE-TRADED FUNDS -- 9.0%
          FRANCE -- 1.3%
            Lyxor ETF Eastern Europe............    27,786     767,055
                                                           -----------
          IRELAND -- 2.9%
            iShares MSCI Latin America Fund.....    61,745   1,743,004
                                                           -----------
          LUXEMBOURG -- 4.8%
            db x-trackers-MSCI Emerging
             Latin America TRN Index ETF........    14,915     954,560
            db x-trackers-MSCI Emerging
             Markets TRN Index ETF..............    57,038   1,912,484
                                                           -----------
                                                             2,867,044
                                                           -----------
          TOTAL EXCHANGE-TRADED FUNDS
             (cost $3,628,939)..................             5,377,103
                                                           -----------
          PREFERRED STOCK -- 0.9%
          GERMANY -- 0.9%
            Jungheinrich AG
             (cost $356,146)....................    16,469     551,181
                                                           -----------
          RIGHTS -- 0.0%
          AUSTRALIA -- 0.0%
            White Energy Co., Ltd.
             Expires 10/20/10+(1)
             (cost $0)..........................     2,301           0
                                                           -----------
          TOTAL LONG-TERM INVESTMENT SECURITIES
             (cost $43,995,335).................            58,490,160
                                                           -----------

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


                                                 PRINCIPAL     VALUE
                SECURITY DESCRIPTION              AMOUNT      (NOTE 3)
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENT SECURITIES -- 1.8%
        TIME DEPOSIT -- 1.8%
          Euro Time Deposit with State Street
           Bank and Trust Co.
           0.01% due 10/01/10
           (cost $1,035,000)................... $ 1,035,000  $ 1,035,000
                                                             -----------
        TOTAL INVESTMENTS --
           (cost $45,030,335)(4)...............        99.9%  59,525,160
        Other assets less liabilities..........         0.1       81,053
                                                -----------  -----------
        NET ASSETS --                                 100.0% $59,606,213
                                                ===========  ===========

--------
+    Non-income producing security
(1) Fair valued security. Securities are classified as Level 3 for disclosures based on the securities valuation inputs; see Note 3.
(2) Illiquid security. At September 30, 2010, the aggregate value of these securities was $0 representing 0% of net assets.
(3) Fair valued security. Securities are classified as Level 2 for disclosures based on the securities valuation inputs; see Note 3.
(4)  See Note 7 for cost of investments on a tax basis.
ETF --Exchange-Traded Fund

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2010 (see Note 3):

                                   LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                       QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                   --------------------- ----------------- ---------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Cayman Islands.................      $ 3,971,803         $       --              $--           $ 3,971,803
   Japan..........................       10,606,851                 --               --            10,606,851
   South Korea....................        3,696,745                 --               --             3,696,745
   United Kingdom.................        6,307,500                 --               --             6,307,500
   Other Countries*...............       27,342,190            636,787                0            27,978,977
  Exchange-Traded Funds...........        5,377,103                 --               --             5,377,103
  Preferred Stock.................          551,181                 --               --               551,181
  Rights..........................               --                 --                0                     0
Short-Term Investment Securities:
  Time Deposit....................               --          1,035,000               --             1,035,000
                                        -----------         ----------              ---           -----------
TOTAL                                   $57,853,373         $1,671,787              $ 0           $59,525,160
                                        ===========         ==========              ===           ===========

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                       COMMON STOCK RIGHTS
                                                       ------------ ------
     Balance as of 09/30/2009.........................     $ 0       $--
     Accrued discounts/premiums.......................      --        --
     Realized gain (loss).............................      --        --
     Change in unrealized appreciation (depreciation).      --        --
     Net purchases (sales)............................       0         0
     Transfers in and/or out of Level 3...............      --        --
                                                           ---       ---
     Balance as of 09/30/2010.........................     $ 0       $ 0
                                                           ===       ===


See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of three different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica International Equity Fund ("International Equity Fund"), SunAmerica Value Fund ("Value Fund"), and SunAmerica International Small-Cap Fund ("International Small-Cap Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   INTERNATIONAL EQUITY FUND seeks capital appreciation by active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in equity securities.

   VALUE FUND seeks long-term growth of capital by active trading of equity securities selected on the basis of a value criteria, issued by companies of any market capitalization, that offer the potential for long-term growth of capital.

   INTERNATIONAL SMALL-CAP FUND seeks long-term capital appreciation by active trading of equity securities and other securities with equity characteristics of non-U.S. small-cap companies throughout the world, including emerging market countries. Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in such securities.

   The International Small-Cap Fund is organized as a "diversified" fund within the meaning of the 1940 Act. The International Equity Fund and Value Fund are organized as "non-diversified" funds.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. With respect to Class A shares of the International Equity Fund and International Small-Cap Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety
   (90) calendar days prior to the date of such redemption. An exchange fee of 2% will be assessed on the amount of any exchange of Class A shares of the International Equity Fund and International Small-Cap Fund that were purchased within ninety (90) calendar days prior to the date of such exchange.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares approximately eight years after purchase of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class I and Class Z shares are offered at net asset value per share. These classes are offered exclusively to certain institutions and to participants in certain employee benefit plans and other programs. Class I shares are closed to new purchases, however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions. Class I shares of the Value Fund were liquidated effective March 2, 2010.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. Class I shares and Class Z shares have not adopted 12b-1 plans and make no payments thereunder, however, Class I shares pay a service fee to the Funds' distributor for providing administrative and shareholder services (see Note
   4).

   INDEMNIFICATIONS: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization, all of the assets and liabilities of the SunAmerica Focused International Equity Portfolio ("Focused International Equity Portfolio"), a series of SunAmerica Focused Series, Inc. (the "Corporation"), were transferred in a tax-free exchange to the International Equity Fund, in exchange for shares of the International Equity Fund. The reorganization was consummated on January 12, 2009. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B and Class C shares of the Focused International Equity Portfolio were exchanged tax-free for Class A, Class B and Class C shares of International Equity Fund at an exchange ratio of 1.10 to 1, 1.14 to 1 and 1.13 to 1, respectively. Shares of the International Equity Fund issued in connection with the acquisition of the Focused International Equity Portfolio were 12,447,732 with a value of $107,741,476. The assets in the investment portfolio of the Focused International Equity Portfolio with a value of $107,598,677 and identified cost of $135,888,649 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganizations:

                                                                 NET ASSET NET UNREALIZED
                                          SHARES        NET        VALUE    APPRECIATION
                                        OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                        ----------- ------------ --------- --------------
Target Fund
Focused International Equity Portfolio.                                     $(28,289,972)
  Class A..............................  8,676,911  $ 84,069,949   $9.69
  Class B..............................    817,621     7,600,518    9.30
  Class C..............................  1,733,400    16,071,009    9.27
Acquiring Fund
International Equity Fund..............                                     $ (7,162,629)
  Class A..............................  3,315,688  $ 29,181,894   $8.80
  Class B..............................    700,833     5,734,759    8.18
  Class C..............................  1,084,491     8,861,529    8.17
  Class I..............................    409,771     3,631,300    8.86
Post Reorganization
International Equity Fund..............                                     $(35,452,601)
  Class A.............................. 12,867,763  $113,251,843   $8.80
  Class B..............................  1,629,674    13,335,277    8.18
  Class C..............................  3,051,307    24,932,538    8.17
  Class I..............................    409,771     3,631,300    8.86

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   Assuming the reorganization had been completed on October 1, 2008, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended September 30, 2009, are as follows:

Net investment income (loss)................... $  1,012,413
Net realized/unrealized gains (losses).........  (29,717,769)
                                                ------------
Change in net assets resulting from operations. $(28,705,356)
                                                ============

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since January 12, 2009.

   Pursuant to a plan of reorganization, all of the assets and liabilities of the SunAmerica Focused Large-Cap Value Portfolio ("Focused Large-Cap Value Portfolio"), a series of the Corporation, were transferred in a tax-free exchange to the Value Fund, in exchange for shares of the Value Fund. The reorganization was consummated on October 26, 2009. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B and Class C shares of the Focused Large-Cap Value Portfolio were exchanged tax-free for Class A, Class B and Class C shares of Value Fund at an exchange ratio of 0.78 to 1, 0.77 to 1 and 0.77 to 1, respectively. Shares of the Value Fund issued in connection with the acquisition of the Focused Large-Cap Value Portfolio were 7,374,611 with a value of $79,273,334. The assets in the investment portfolio of the Focused Large-Cap Value Portfolio with a value of $79,261,700 and identified cost of $73,975,265 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganizations:

                                                            NET ASSET NET UNREALIZED
                                     SHARES        NET        VALUE    APPRECIATION
                                   OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                   ----------- ------------ --------- --------------
Target Fund
Focused Large Cap-Value Portfolio.                                     $ 5,286,435
  Class A.........................  6,439,768  $ 54,815,779  $ 8.51
  Class B.........................    867,878     6,871,725    7.92
  Class C.........................  2,213,883    17,585,830    7.94
Acquiring Fund
Value Fund........................                                     $ 4,908,527
  Class A.........................  4,784,330  $ 52,515,489  $10.98
  Class B.........................  1,102,538    11,329,123   10.28
  Class C.........................    921,634     9,467,172   10.27
  Class Z.........................  1,862,199    21,520,775   11.56
  Class I.........................      1,377        15,085   10.96
Post Reorganization
Value Fund........................                                     $10,194,962
  Class A.........................  9,778,221  $107,331,268  $10.98
  Class B.........................  1,771,282    18,200,848   10.28
  Class C.........................  2,633,610    27,053,002   10.27
  Class Z.........................  1,862,199    21,520,775   11.56
  Class I.........................      1,377        15,085   10.96

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   Assuming the reorganization had been completed on October 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended September 30, 2010, are as follows:

Net investment income (loss)................... $1,007,803
Net realized/unrealized gains (losses).........  5,817,775
                                                ----------
Change in net assets resulting from operations. $6,825,578
                                                ==========

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since
   October 26, 2009.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Trust in the preparation of their financial statements:

   SECURITY VALUATIONS: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will generally be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

   Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)

   exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The various inputs that may be used to determine the value of the Funds' investments are summarized into three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities

   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)

   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of September 30, 2010 are reported on a schedule following the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of September 30, 2010, the following Funds held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

            PERCENTAGE PRINCIPAL
FUND         INTEREST   AMOUNT
----        ---------- ----------
Value Fund.    2.20%   $6,075,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank and Trust Co., dated September 30, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $276,290,000, a repurchase price of $276,290,077, and a maturity date of October 1, 2010. The repurchase agreement is collateralized by the following:

                                    MATURITY   PRINCIPAL
TYPE OF COLLATERAL   INTEREST RATE    DATE      AMOUNT     MARKET VALUE
------------------   ------------- ---------- ------------ ------------
U.S. Treasury Notes.     2.50%     04/30/2015 $263,210,000 $281,818,947

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)

   Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. For financial statements purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income, if any, are paid annually. Capital gain distributions, if any, are paid at least annually.

   The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss) and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examination by tax authorities for tax years ending before 2006.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period. Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                              MANAGEMENT
FUND                             FEES
----                          ----------
International Equity Fund....    1.00%
Value Fund*..................    0.75
International Small-Cap Fund.    1.15

--------
* Effective October 26, 2009, the investment advisory and management fee was decreased from 1.00% of average daily net assets to 0.75% of average daily net assets.

   For the year ended September 30, 2010, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The International Equity Fund and International Small-Cap Fund are subadvised by PineBridge Investments, LLC ("PineBridge") pursuant to a subadvisory agreement with SunAmerica. PineBridge receives an annual fee of 0.47% of average daily net assets for the International Equity Fund and 0.60% of average daily net assets for the International Small-Cap Fund, which is paid by SunAmerica. For the year ended September 30, 2010, PineBridge voluntary waived 0.05% of the fee payable by SunAmerica to PineBridge for the International Small-Cap Fund.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired fund fees and expenses. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                             PERCENTAGE
----                             ----------
International Equity Class A....    1.90%
International Equity Class B....    2.55
International Equity Class C....    2.55
International Equity Class I....    1.80
Value Class A...................    1.63
Value Class B...................    2.28
Value Class C...................    2.28
Value Class I+..................    1.53
Value Class Z...................    1.06
International Small-Cap Class A.    1.90
International Small-Cap Class B.    2.55
International Small-Cap Class C.    2.55

   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within the following two years of making such waivers or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

   For the year ended September 30, 2010, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

International Equity Fund Class B.... $ 13,726
International Equity Fund Class C....    5,275
International Equity Fund Class I....    1,288
Value Fund Class A...................    9,484
Value Fund Class B...................    6,766
Value Fund Class C...................    3,348
Value Fund Class I+..................    1,032
Value Fund Class Z...................    1,851
International Small-Cap Fund Class A.  112,130
International Small-Cap Fund Class B.   18,149
International Small-Cap Fund Class C.   18,509

--------
+  See Note 1.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   For the year ended September 30, 2010, the amounts recouped by SunAmerica are as follows:

                                             CLASS
                                    OTHER   SPECIFIC
                                   EXPENSES EXPENSES
                                   RECOUPED RECOUPED
-                                  -------- --------
International Equity Fund Class B. $    --  $ 1,789
International Equity Fund Class C.      --    1,921
International Equity Fund Class I.      --      896
Value Fund Class A................  26,188   87,668
Value Fund Class B................   3,774    2,033
Value Fund Class C................   5,719   15,752
Value Fund Class Z................   5,839   14,817

   At September 30, 2010, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

                                                   CLASS
                                        OTHER     SPECIFIC
                                       EXPENSES   EXPENSES
                                      REIMBURSED REIMBURSED
-                                     ---------- ----------
International Equity Fund Class A....  $   492    $     --
International Equity Fund Class B....       99      36,288
International Equity Fund Class C....      146      22,839
International Equity Fund Class I....       57      11,696
Value Fund Class A...................   69,402          --
Value Fund Class B...................   17,867      27,205
Value Fund Class C...................   12,613      14,541
Value Fund Class Z...................   23,300          --
International Small-Cap Fund Class A.   55,764     217,557
International Small-Cap Fund Class B.      753      31,485
International Small-Cap Fund Class C.    2,459      34,063

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I and Class Z shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of the average daily net assets of the Fund's Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A, Class B and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2010, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing administrative and shareholder services to Class I shareholders. For the year ended September 30, 2010, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended September 30, 2010, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                CLASS A                     CLASS B    CLASS C
                              -------------------------------------------- ---------- ----------
                                                                CONTINGENT CONTINGENT CONTINGENT
                                      AFFILIATED                 DEFERRED   DEFERRED   DEFERRED
                               SALES   BROKER-   NON-AFFILIATED   SALES      SALES      SALES
FUND                          CHARGES  DEALERS   BROKER-DEALERS  CHARGES    CHARGES    CHARGES
----                          ------- ---------- -------------- ---------- ---------- ----------
International Equity Fund ... $49,528  $16,986      $25,388        $--      $16,890     $  858
Value Fund...................  44,332   16,055       21,615         --       23,148      1,055
International Small-Cap Fund.   6,231    1,531        3,731         --          291         --

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds (except for Class Z shares of the Funds) pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets. No portion of this fee is paid or reimbursed by the Class Z shares, however, Class Z shares pay all direct transfer agency fees and out-of-pocket expenses relating to Class Z shares. For the year ended September 30, 2010, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                          EXPENSE               PAYABLE AT SEPTEMBER 30, 2010
                              -------------------------------- -------------------------------
FUND                          CLASS A  CLASS B CLASS C CLASS I CLASS A CLASS B CLASS C CLASS I
----                          -------- ------- ------- ------- ------- ------- ------- -------
International Equity Fund.... $235,152 $23,225 $48,686 $7,580  $14,854 $1,048  $3,043   $455
Value Fund...................  234,066  32,340  49,768      4   19,234  1,927   3,371     --
International Small-Cap Fund.  134,577     631   1,423     --    9,253     --      13     --

   At September 30, 2010, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio and Focused Equity Strategy Portfolio owned 31.1%, 6.9%, and 6.8%, respectively, of the SunAmerica International Equity Fund; Focused Multi-Asset Strategy Portfolio and Focused Equity Strategy Portfolio owned 21.6% and 11.0%, respectively, of SunAmerica Value Fund; and Focused Multi-Asset Strategy Portfolio and American Home Assurance Company owned 74.9% and 19.5%, respectively, of SunAmerica International Small-Cap Fund.

   On March 4, 2009, American International Group ("AIG"), the ultimate parent of SunAmerica, SACS, and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. As of September 30, 2010, the Trust had approximately 79.8% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.8% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


Note 5. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended September 30, 2010, the amount of expense reductions received by each Fund, used to offset the Fund's non-affiliated expenses were as follows:

                           TOTAL EXPENSE
FUND                        REDUCTIONS
----                       -------------
International Equity Fund.    $7,782
Value Fund................     8,736

Note 6. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2010, were as follows:


                                                             INTERNATIONAL              INTERNATIONAL
                                                                EQUITY        VALUE       SMALL-CAP
                                                                 FUND         FUND #        FUND
                                                             ------------- ------------ -------------
Purchases (excluding U.S. government securities)............ $420,328,854  $239,845,960  $47,308,419
Sales and maturities (excluding U.S. government securities).  454,039,911   241,714,351   62,435,660
Purchases of U.S. government securities.....................           --            --           --
Sales and maturities of U.S. government securities..........           --            --           --

--------
# Excludes purchases of $98,911,622 and sales of $27,410,024 due to a fund merger, see Note 2.

Note 7. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses and derivative transactions.

                                          FOR THE YEAR ENDED SEPTEMBER 30, 2010
                              -------------------------------------------------------------
                                       DISTRIBUTABLE EARNINGS           TAX DISTRIBUTIONS
                              ---------------------------------------  --------------------
                                           LONG-TERM
                                         GAINS/CAPITAL    UNREALIZED              LONG-TERM
                               ORDINARY      LOSS        APPRECIATION   ORDINARY   CAPITAL  RETURN OF
                                INCOME     CARRYOVER    (DEPRECIATION)   INCOME     GAINS    CAPITAL
                              ---------- -------------  -------------- ---------- --------- ---------
International Equity Fund.... $       -- $(107,854,631)  $10,090,831   $    6,608    $--    $644,738
Value Fund...................    774,584   (89,131,061)   (2,191,850)     992,007     --          --
International Small-Cap Fund.  1,073,222    (4,397,536)   12,162,347    2,280,947     --          --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                      TAX DISTRIBUTIONS
                              FOR THE YEAR ENDED SEPTEMBER 30, 2009
                              -------------------------------------
                               ORDINARY     LONG-TERM    RETURN OF
                                INCOME    CAPITAL GAINS   CAPITAL
                              ----------  -------------  ---------
International Equity Fund.... $  987,723       $--       $150,500
Value Fund...................  2,291,939        --             --
International Small-Cap Fund.     11,219        --             --

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2010:


                                            INTERNATIONAL               INTERNATIONAL
                                               EQUITY         VALUE       SMALL-CAP
                                                FUND          FUND          FUND
                                            ------------- ------------  -------------
Cost (tax basis)........................... $121,501,413  $179,609,498   $47,319,479
                                            ============  ============   ===========
Appreciation...............................   11,989,199     9,918,635    15,274,176
Depreciation...............................   (1,926,040)  (12,110,485)   (3,068,495)
                                            ------------  ------------   -----------
Net unrealized appreciation (depreciation). $ 10,063,159  $ (2,191,850)  $12,205,681
                                            ============  ============   ===========

   For the year ended September 30, 2010, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, non-deductible expenses, disposition of passive foreign investment companies securities, capital loss carryforwards acquired as the result of mergers, and foreign currency transactions to the components of net assets as follows:

                               ACCUMULATED    ACCUMULATED
                              UNDISTRIBUTED  UNDISTRIBUTED
                              NET INVESTMENT NET REALIZED    CAPITAL
                              INCOME (LOSS)   GAIN (LOSS)    PAID-IN
FUND                          -------------- ------------- -----------
International Equity Fund....    $207,480    $    508,874  $  (716,354)
Value Fund...................      (3,679)    (53,032,381)  53,036,060
International Small-Cap Fund.     771,616        (771,616)          --

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of September 30, 2010, which are available to offset future capital gains, if any:

                                                   CAPITAL LOSS CARRYFORWARD
FUND                          -------------------------------------------------------------------
                              2011 2012 2013 2014    2015        2016        2017        2018
                              ---- ---- ---- ---- ----------- ----------- ----------- -----------
International Equity Fund*... $--  $--  $--  $--  $46,684,225 $25,210,425 $16,578,456 $19,381,525
Value Fund*..................  --   --   --   --           --  28,532,286  39,213,377  21,385,398
International Small-Cap Fund.  --   --   --   --           --          --   4,397,536          --

--------
* The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Internal Revenue Code. Therefore, it is possible that not all of the capital losses will be available for use. As of September 30, 2010, based on current tax law, the International Equity Fund and the Value Fund have $0 and $23,389,348, respectively, of capital losses that will not be available for use.

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year ended September 30, 2010.

                              CAPITAL LOSS CAPITAL LOSS
                              CARRYFORWARD CARRYFORWARD
                                UTILIZED     EXPIRED
FUND                          ------------ ------------
International Equity Fund....  $       --      $--
Value Fund...................          --       --
International Small-Cap Fund.   1,718,790       --

   Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended September 30, 2010, the Funds elected to defer capital losses as follows:

                                             DEFERRED
                                DEFERRED   POST-OCTOBER   DEFERRED
                              POST-OCTOBER   CURRENCY   POST-OCTOBER
                              CAPITAL LOSS     LOSS      PFIC LOSS
FUND                          ------------ ------------ ------------
International Equity Fund....  $       --    $638,673       $--
Value Fund...................   5,616,185          --        --
International Small-Cap Fund.          --      97,168        --

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


Note 8. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                                  INTERNATIONAL EQUITY FUND
                              ------------------------------------------------------------------------------------------------
                                                    CLASS A                                          CLASS B
                              --------------------------------------------------  --------------------------------------------
                                       FOR THE                   FOR THE                 FOR THE                FOR THE
                                     YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                 SEPTEMBER 30, 2010        SEPTEMBER 30, 2009       SEPTEMBER 30, 2010     SEPTEMBER 30, 2009
                              ------------------------  ------------------------  ---------------------  ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold (1)(2)(3)........    574,216  $  6,716,707     597,710  $  5,571,131    58,701  $   630,627   105,795  $   907,568
Shares issued in merger+.....         --            --   9,552,075    84,069,949        --           --   928,841    7,600,518
Reinvested dividends.........     51,192       610,725      88,444       769,459        --           --    10,395       84,199
Shares redeemed (1)(2)(4)(5). (2,661,759)  (30,910,633) (3,405,180)  (30,007,709) (462,333)  (4,945,616) (647,154)  (5,399,341)
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)...... (2,036,351) $(23,583,201)  6,833,049  $ 60,402,830  (403,632) $(4,314,989)  397,877  $ 3,192,944
                              ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                                  INTERNATIONAL EQUITY FUND
                              ------------------------------------------------------------------------------------------------
                                                    CLASS C                                          CLASS I
                              --------------------------------------------------  --------------------------------------------
                                       FOR THE                   FOR THE                 FOR THE                FOR THE
                                     YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                 SEPTEMBER 30, 2010        SEPTEMBER 30, 2009       SEPTEMBER 30, 2010     SEPTEMBER 30, 2009
                              ------------------------  ------------------------  ---------------------  ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold..................    196,460  $  2,168,350     268,142  $  2,379,512        --  $        --   105,467  $   946,917
Shares issued in merger+.....         --            --   1,966,816    16,071,009        --           --        --           --
Reinvested dividends.........         --            --      14,687       118,818     1,963       23,599    12,701      111,265
Shares redeemed (3)(4)(5)....   (735,176)   (7,853,912) (1,147,561)   (9,508,735) (195,442)  (2,318,844) (102,042)    (956,722)
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)......   (538,716) $ (5,685,562)  1,102,084  $  9,060,604  (193,479) $(2,295,245)   16,126  $   101,460
                              ==========  ============  ==========  ============  ========  ===========  ========  ===========

--------
(1)For the year ended September 30, 2010, includes automatic conversion of 186,711 shares of Class B shares in the amount of $2,000,125 to 172,967 shares of Class A shares in the amount of $2,000,125.
(2)For the year ended September 30, 2009, includes automatic conversion of 237,710 shares of Class B shares in the amount of $2,002,438 to 220,396 shares of Class A shares in the amount of $2,002,438.
(3)For the year ended September 30, 2009, includes automatic conversion of 7,454 shares of Class C shares in the amount of $60,644 to 6,898 shares of Class A shares in the amount of $60,644.
(4)For the year ended September 30, 2010, net of redemption fees of $3,271, $340, $682, and $114 for Class A, Class B, Class C and Class I shares, respectively.
(5)For the year ended September 30, 2009, net of redemption fees of $4,152, $571, $972, and $342 for Class A, Class B, Class C and Class I shares, respectively.
+  See Note 2.

                                                                     VALUE FUND
                          ------------------------------------------------------------------------------------------------
                                                CLASS A                                          CLASS B
                          --------------------------------------------------  --------------------------------------------
                                   FOR THE                   FOR THE                 FOR THE                FOR THE
                                 YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                             SEPTEMBER 30, 2010        SEPTEMBER 30, 2009       SEPTEMBER 30, 2010     SEPTEMBER 30, 2009
                          ------------------------  ------------------------  ---------------------  ---------------------
                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold (1)(2)(3)....  3,008,057  $ 34,087,747     860,978  $  8,101,106    54,903  $   574,407   101,838  $   912,273
Shares issued in merger+.  4,993,891    54,815,779          --            --   668,744    6,871,725        --           --
Reinvested dividends.....     60,401       665,014     125,403     1,175,028     2,477       25,635    24,162      213,106
Shares redeemed (1)(2)... (1,900,930)  (20,922,247) (2,270,671)  (20,866,202) (645,748)  (6,670,990) (805,033)  (7,047,624)
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)..  6,161,419  $ 68,646,293  (1,284,290) $(11,590,068)   80,376  $   800,777  (679,033) $(5,922,245)
                          ==========  ============  ==========  ============  ========  ===========  ========  ===========

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


                                                             VALUE FUND
                          -------------------------------------------------------------------------------
                                             CLASS C                                  CLASS I
                          ---------------------------------------------  --------------------------------
                                                                              FOR THE          FOR THE
                                  FOR THE                FOR THE            YEAR ENDED       YEAR ENDED
                                YEAR ENDED              YEAR ENDED         SEPTEMBER 30,    SEPTEMBER 30,
                            SEPTEMBER 30, 2010      SEPTEMBER 30, 2009         2010             2009
                          ----------------------  ---------------------  ----------------  --------------
                            SHARES      AMOUNT     SHARES      AMOUNT    SHARES   AMOUNT   SHARES  AMOUNT
                          ---------  -----------  --------  -----------  ------  --------  ------ -------
Shares sold..............    62,621  $   654,342   137,154  $ 1,236,276      --  $     --     --  $    --
Shares issued in merger+. 1,711,976   17,585,830        --           --      --        --     --       --
Reinvested dividends.....     3,285       33,995    14,733      129,943      --        --     51      478
Shares redeemed (3)......  (656,831)  (6,779,281) (415,028)  (3,645,150) (1,379)  (15,201)  (598)  (5,164)
                          ---------  -----------  --------  -----------  ------  --------   ----  -------
Net increase (decrease).. 1,121,051  $11,494,886  (263,141) $(2,278,931) (1,379) $(15,201)  (547) $(4,686)
                          =========  ===========  ========  ===========  ======  ========   ====  =======

                                            VALUE FUND
                          ---------------------------------------------
                                             CLASS Z
                          ---------------------------------------------
                                  FOR THE                FOR THE
                                YEAR ENDED              YEAR ENDED
                            SEPTEMBER 30, 2010      SEPTEMBER 30, 2009
                          ----------------------  ---------------------
                            SHARES      AMOUNT     SHARES      AMOUNT
                          ---------  -----------  --------  -----------
Shares sold..............   349,552  $ 4,067,931   466,705  $ 4,638,603
Shares issued in merger+.        --           --        --           --
Reinvested dividends.....    18,096      209,196    59,903      588,253
Shares redeemed..........  (311,582)  (3,610,784) (589,588)  (5,746,783)
                          ---------  -----------  --------  -----------
Net increase (decrease)..    56,066  $   666,343   (62,980) $  (519,927)
                          =========  ===========  ========  ===========

(1)For the year ended September 30, 2010, includes automatic conversion of 290,868 shares of Class B shares in the amount of $3,004,486 to 272,614 shares of Class A shares in the amount of $3,004,486.
(2)For the year ended September 30, 2009, includes automatic conversion of 394,962 shares of Class B shares in the amount of $3,407,930 to 370,955 shares of Class A shares in the amount of $3,407,930.
(3)For the year ended September 30, 2009, includes automatic conversion of 8,112 shares of Class C shares in the amount of $67,882 to 7,615 shares of Class A shares in the amount of $67,882.
+  See Note 2.



                                                           INTERNATIONAL SMALL-CAP FUND
                              --------------------------------------------------------------------------------------
                                                   CLASS A                                     CLASS B
                              ------------------------------------------------  ------------------------------------
                                       FOR THE                  FOR THE              FOR THE             FOR THE
                                     YEAR ENDED               YEAR ENDED           YEAR ENDED          YEAR ENDED
                                 SEPTEMBER 30, 2010       SEPTEMBER 30, 2009    SEPTEMBER 30, 2010 SEPTEMBER 30, 2009
                              ------------------------  ----------------------  ----------------   ------------------
                                SHARES       AMOUNT       SHARES      AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
                              ----------  ------------  ---------  -----------  ------   --------  -------  ---------
Shares sold (1)(2)...........     97,885  $    816,990  6,912,481  $42,180,929  11,511   $ 93,001   16,736  $ 116,273
Reinvested dividends.........    270,947     2,219,058      1,826       11,121   1,059      8,543       --         --
Shares redeemed (1)(2)(3)(4). (2,148,169)  (17,909,440)  (719,479)  (4,748,220) (8,608)   (68,960) (55,489)  (358,727)
                              ----------  ------------  ---------  -----------  ------   --------  -------  ---------
Net increase (decrease)...... (1,779,337) $(14,873,392) 6,194,828  $37,443,830   3,962   $ 32,584  (38,753) $(242,454)
                              ==========  ============  =========  ===========  ======   ========  =======  =========

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


                                  INTERNATIONAL SMALL-CAP FUND
                           -----------------------------------------
                                            CLASS C
                           -----------------------------------------
                                 FOR THE              FOR THE
                               YEAR ENDED            YEAR ENDED
                           SEPTEMBER 30, 2010    SEPTEMBER 30, 2009
                           ------------------  ---------------------
                            SHARES    AMOUNT    SHARES      AMOUNT
                           -------  ---------  --------  -----------
  Shares sold.............  19,336  $ 158,711    72,501  $   446,670
  Reinvested dividends....   2,062     16,643        --           --
  Shares redeemed (3)(4).. (32,616)  (264,037) (251,581)  (1,518,605)
                           -------  ---------  --------  -----------
  Net increase (decrease). (11,218) $ (88,683) (179,080) $(1,071,935)
                           =======  =========  ========  ===========

--------
(1)For the year ended September 30, 2010, includes automatic conversion of 1,613 shares of Class B shares in the amount of $13,086 to 1,586 shares of Class A shares in the amount of $13,086.
(2)For the year ended September 30, 2009, includes automatic conversion of 3,490 shares of Class B shares in the amount of $24,015 to 3,424 shares of Class A shares in the amount of $24,015.
(3)For the year ended September 30, 2010, net of redemption fees of $660, $3, and $7 for Class A, Class B, and Class C shares, respectively.
(4)For the year ended September 30, 2009, net of redemption fees of $2,877, $17, and $57 for Class A, Class B, and Class C shares, respectively.

Note 9. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 12.5 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Prior to September 17, 2010, the commitment fee was 15 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2010, the following Funds had borrowings:

                          DAYS     INTEREST AVERAGE  WEIGHTED
FUND                   OUTSTANDING CHARGES    DEBT   AVERAGE
International Equity
 Fund.................     19        $330   $432,309   1.46%
International
 Small-Cap Fund.......     27         851    754,480   1.49

   At September 30, 2010, there were no borrowings outstanding.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2010 -- (CONTINUED)


Note 10. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended September 30, 2010, none of the Funds participated in this program.

Note 11. Trustees Retirement Plan

   The Trustees of the Trust have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the unaffiliated Trustees. The Retirement Plan provides generally that an unaffiliated Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustee fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                      RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
                         LIABILITY        EXPENSE        PAYMENTS
                      --------------- --------------- ---------------
FUND                             AS OF SEPTEMBER 30, 2010
----                  -----------------------------------------------
International Equity.     $3,626           $140           $  917
Value................      6,753            421            1,694

Note 12. Investment Concentration

   Some of the Funds may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primary risks of the International Equity Fund and International Small-Cap Fund. At September 30, 2010, the International Small-Cap Fund had approximately 17.8% of its net assets invested in equity securities of companies domiciled in Japan.

        SUNAMERICA EQUITY FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the three funds constituting SunAmerica Equity Funds (hereafter referred to as the "Trust") at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the years ended on or before September 30, 2007 were audited by another independent registered public accounting firm whose report, dated November 21, 2007, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Houston, Texas
November 24, 2010

        SUNAMERICA EQUITY FUNDS
        RESULTS OF SPECIAL SHAREHOLDER MEETINGS -- SEPTEMBER 30, 2010 -- (UNAUDITED)

INTERNATIONAL EQUITY FUND

A special meeting of shareholders of the International Equity Fund was held on February 16, 2010 (the "International Equity Meeting"). At the International Equity Meeting, shareholders approved (i) a new subadvisory agreement between SunAmerica and PineBridge and (ii) the operation of the International Equity Fund in a manner consistent with the exemptive order received from the SEC that permits SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board of Trustees, but without obtaining shareholder approval (the "Manager of Managers Proposal").

The voting results were as follows:

To approve a new subadvisory agreement between SunAmerica and PineBridge:

           FOR                      AGAINST                    ABSTAIN
           ---                      -------                    -------
        6,222,727                   412,805                    449,305

To approve the Manager of Managers Proposal:

           FOR                      AGAINST                    ABSTAIN
           ---                      -------                    -------
        5,917,807                   719,156                    447,870

INTERNATIONAL SMALL-CAP FUND

A special meeting of shareholders of the International Small-Cap Fund was held on February 16, 2010 (the "International Small-Cap Meeting"). At the International Small-Cap Meeting, shareholders approved a new subadvisory agreement between SunAmerica and PineBridge.

The voting results were as follows:

To approve a new subadvisory agreement between SunAmerica and PineBridge:

           FOR                      AGAINST                    ABSTAIN
           ---                      -------                    -------
        4,251,203                  1,422,214                   210,896

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2010 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of the Trust, including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica or PineBridge (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2011 at an in-person meeting held on August 24, 2010 (the "Meeting"). The Trust currently consists of three separate series, including the International Equity Fund, International Small-Cap Fund, and Value Fund. The Subadvisory Agreement between SunAmerica and PineBridge with respect to the International Equity Fund and the International Small-Cap Fund expires in 2011 and did not require approval at the Meeting.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica, provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included
(a) a summary of the services provided to the Funds by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's risk management process (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices;
(h) a discussion of the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices; and (i) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica serves as adviser.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including Disinterested Trustees, considered the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SUNAMERICA.

The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including PineBridge. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds pursuant to the Advisory Agreement and noted that such services include
(i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Funds, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica in addition to current and projected staffing levels and compensation practices and concluded, based on their experience and interaction with SunAmerica, that:
(i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2010, SunAmerica managed, advised an/or administered approximately $37.5 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

INVESTMENT PERFORMANCE.

The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the Meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Fund's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended May 31, 2010, as applicable. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2010. In addition, the Board received a report prepared by SunAmerica that detailed the Funds' performance for the three-month period ended June 30, 2010.

For the Value Fund, the Board considered that the Fund ranked in the first quintile of its Peer Group for the ten-year period ended May 31, 2010, ranked in the fourth quintile for the four-year period and in the fifth quintile for the one-, two-, three- and five-year periods ended May 31, 2010. The Board noted that it was concerned with the Fund's overall performance and would continue to monitor performance closely. However, the Board also noted that the performance of the Fund had improved significantly relative to its applicable Lipper category during the three- and six-month periods ended June 30, 2010 and considered information provided by SunAmerica showing that, although the Fund had underperformed in 2009 as lower quality, smaller-cap companies were in favor and that this underperformance had significantly impacted both short-term and longer-term performance results, the portfolio manager of the Fund has generally delivered solid performance results since he assumed portfolio management responsibilities for the Fund.

For the International Equity Fund the Board considered that the Fund ranked in the fifth quintile of its Peer Group for all periods. The Board noted that the Fund's performance has been inconsistent and does not meet the Board's expectations. The Board also noted that it had discussed its performance concerns with PineBridge and that PineBridge had indicated that it was continuing to work toward meeting the Board's expectations. The Board further noted that it would continue to monitor the performance of the Fund closely and may consider further actions if the Fund's performance does not improve.

For the International Small-Cap Fund, the Board considered that the Fund ranked in the third quintile of its larger Peer Universe, which consisted of all funds within the applicable Lipper classification, for the one-year period ended
May 31, 2010 and ranked in the fifth quintile for the two-, three- and four-year periods. The Board noted that the Fund's performance has been inconsistent and does not meet the Board's expectations. The Board also noted that it had discussed its performance concerns with PineBridge and that PineBridge had indicated that it was continuing to work toward meeting the Board's expectations. The Board further noted that it would continue to monitor the performance of the Fund closely and may consider further actions if the Fund's performance does not improve.

While the Board noted its concern with respect to the performance of the Funds, it also considered a presentation that had been provided by SunAmerica at the Meeting outlining specific actions that had been taken, or were under consideration, to address these performance concerns. In light of this presentation and the fact that SunAmerica had agreed to provide the Board with a more detailed action plan at a subsequent meeting within the next two to three months, the Board therefore determined that it would defer consideration of any specific measures to address its concerns relating to the Funds' performance at this time. The Board further noted that it would continue to monitor the performance of these Funds very closely and that SunAmerica would provide periodic updates regarding its progress in addressing these performance concerns.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)


CONSIDERATION OF THE MANAGEMENT FEES AND SUBADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY SUNAMERICA AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS.

The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to PineBridge pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee for certain Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform their obligations under the Advisory Agreement and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE.

The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)

complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board also took into account that the Value Fund had management fee arrangements that included breakpoints that will adjust the fee downward as the size of the Fund increases, thereby allowing the shareholders to potentially participate in any economies of scale. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

OTHER FACTORS.

In consideration of the Advisory Agreement, the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Value Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits SunAmerica derives from its soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

CONCLUSION.

After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending August 31, 2011. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2010 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
    DATE OF BIRTH*       COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)         HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- -------------------------------
DISINTERESTED TRUSTEES

Jeffrey S. Burum        Trustee     2004-present    Founder and Chairman of             29       Director, Diversified Pacific
DOB: February 27, 1963                              National Community                           Opportunity Fund I, LLC
                                                    Renaissance (non-profit                      (2008 to present); Director,
                                                    affordable housing services)                 Vandalia Heritage
                                                    (1993 to present); Founder,                  Foundation (1998 to present).
                                                    Owner and Partner of
                                                    Colonies Crossroads, Inc.
                                                    (real estate) (2000 to
                                                    present); Owner and
                                                    Managing Member of
                                                    Diversified Pacific
                                                    Development Group LLC
                                                    (real estate) (1998 to
                                                    present).

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            78       Director, Belo Corp. (1992 to
DOB: October 6, 1945                                                                             present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin        Trustee     2001-present    Retired.                            78       Director, Boston Options
DOB: December 30, 1938                                                                           Exchange (2001 to present).

Samuel M. Eisenstat     Chairman    1986-present    Attorney, solo practitioner.        39       Director, North European Oil
DOB: March 7, 1940      of the                                                                   Royal Trust (1996 to present).
                        Board

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        39       None
DOB: May 10, 1943                                   Broker, Corcoran Group (real
                                                    estate) (2003 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1988 to 2006).

William J. Shea         Trustee     2004-present    Executive Chairman, Lucid,          39       Chairman of the Board of
DOB: February 9, 1948                               Inc., (medical technology and                Centennial Technologies, Inc.
                                                    information) (2007 to                        (1998-2001); Chairman of the
                                                    present); Managing Partner,                  Board, Royal and SunAlliance
                                                    DLB Capital, LLC (private                    U.S.A., Inc. (2004 to 2006);
                                                    equity) (2006 to present).                   Director, Boston Private
                                                                                                 Financial Holdings (2004 to
                                                                                                 present); Chairman, Demoulas
                                                                                                 Supermarkets (1999-present),
                                                                                                 NASDAQ OMX BX (2008 to
                                                                                                 present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)

                                                                                    NUMBER OF
                        POSITION       TERM OF                                    PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                   FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
    DATE OF BIRTH*       COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
----------------------- ----------- --------------  ----------------------------- ------------- -------------------

INTERESTED TRUSTEE

Peter A. Harbeck(3)     Trustee     1995-present    President, CEO and                 87       None
DOB: January 23, 1954                               Director, SunAmerica.
                                                    (1995 to present); Director,
                                                    SunAmerica Capital
                                                    Services, Inc. ("SACS")
                                                    (1993 to present); Chairman,
                                                    Advisor Group, Inc. (2004
                                                    to present).
OFFICERS

John T. Genoy           President   2007-present    Chief Financial Officer,           N/A      N/A
DOB: November 8, 1968                               SunAmerica (2002 to
                                                    present); Senior Vice
                                                    President, SunAmerica
                                                    (2003 to present); Chief
                                                    Operating Officer,
                                                    SunAmerica (2006
                                                    to present).

Donna M. Handel         Treasurer   2002-present    Senior Vice President,             N/A      N/A
DOB: June 25, 1966                                  SunAmerica (2004 to
                                                    present).

Gregory N. Bressler     Secretary   2005-present    Senior Vice President and          N/A      N/A
DOB: November 17, 1966  and Chief                   General Counsel,
                        Legal                       SunAmerica (2005 to
                        Officer                     present); Vice President and
                                                    Director of U.S. Asset
                                                    Management Compliance,
                                                    Goldman Sachs Asset
                                                    Management L.P. (2004 to
                                                    2005).

James Nichols           Vice        2006-present    Director, President and            N/A      N/A
DOB: April 7, 1966      President                   CEO, SACS (2006 to
                                                    present); Senior Vice
                                                    President, SACS (2002 to
                                                    2006); Senior Vice
                                                    President, SunAmerica
                                                    (2002 to present).

Cynthia A. Gibbons      Chief       2002-present    Vice President, SunAmerica         N/A      N/A
DOB: December 6, 1967   Compliance                  (2002 to present); Chief
                        Officer                     Compliance Officer,
                        ("CCO")                     SunAmerica (2002 to 2006).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2010 -- (UNAUDITED) (CONTINUED)

                                                                                   NUMBER OF
                       POSITION       TERM OF                                    PORTFOLIOS IN
        NAME,          HELD WITH    OFFICE AND                                   FUND COMPLEX
     ADDRESS AND       SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
   DATE OF BIRTH*       COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
---------------------- ----------- --------------  ----------------------------- ------------- -------------------
Nori L. Gabert         Vice        2002-present    Vice President and Deputy          N/A      N/A
DOB: August 15, 1953   President                   General Counsel,
                       and                         SunAmerica (2005 to
                       Assistant                   present); Vice President and
                       Secretary                   Associate General Counsel,
                                                   SunAmerica (2002-2005).

Timothy Pettee         Vice        2004-present    Chief Investment Officer,          N/A      N/A
DOB: April 7, 1958     President                   SunAmerica (2003 to
                                                   present).

Gregory R. Kingston    Vice        2002-present    Vice President, SunAmerica         N/A      N/A
DOB: January 18, 1966  President                   (2001 to present).
                       and
                       Assistant
                       Treasurer

Matthew J. Hackethal   Anti-       2006-present    CCO, SunAmerica (2006 to           N/A      N/A
DOB: December 31,      Money                       present); Vice President,
1971                   Laundering                  Credit Suisse Asset
                       Compliance                  Management (2001 to 2006);
                       Officer                     CCO, Credit Suisse
                                                   Alternative Funds (2005 to
                                                   2006); CCO, Credit Suisse
                                                   Asset Management
                                                   Securities, Inc. (2004 to
                                                   2005)

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (3 funds), SunAmerica Money Market Funds Inc. (2 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc.
    (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (3 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 11 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA EQUITY FUNDS
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2010. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2011.

During the year ended September 30, 2010, the Portfolios paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                         NET LONG-   QUALIFYING % FOR THE
                                           TERM         70% DIVIDENDS
      FUND                             CAPITAL GAINS RECEIVED DEDUCTIONS
      ----                             ------------- --------------------
      International Equity Class A....      $--               3.38%
      International Equity Class B....       --                 --
      International Equity Class C....       --                 --
      International Equity Class I....       --               3.38
      Value Class A...................       --             100.00
      Value Class B...................       --             100.00
      Value Class C...................       --             100.00
      Value Class I...................       --                 --
      Value Class Z...................       --             100.00
      International Small-Cap Class A.       --               0.10
      International Small-Cap Class B.       --               0.10
      International Small-Cap Class C.       --               0.10

The International Equity Fund and International Small-Cap Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2010 was $308,350 and $58,309, respectively. The gross foreign source income for the information reporting is $2,721,608 and $1,090,241, respectively.

For the year ended September 30, 2010, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                      FUND                       INCOME
                      ----                     ----------
                      International Equity.... $    6,608
                      Value...................    992,007
                      International Small-Cap.  2,280,947

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INTERNATIONAL EQUITY FUND

The SunAmerica International Equity Fund Class A shares returned 2.79% (before maximum sales charge) for the annual period ended September 30, 2010. The Fund underperformed relative to its MSCI All Country World ex-U.S. Index (Gross)* benchmark, which returned 8.00% in the same period.

Volatility remained a key characteristic of the market over the last twelve months. Market concerns moved beyond the threat of a collapse of the entire financial system, but sovereign credit became a new concern. Countries such as Greece, Spain, Ireland, and Portugal faced serious budget deficits and the potential of default on their debt payments. The European Union came together to provide emergency funds to protect countries from default under the conditions that they take severe austerity measures to bring their budgets in-line. During the period, markets were encouraged by economic strength from China and the resilience many emerging economies have displayed despite weakness in developed regions.

Under-allocating to sectors that have outperformed or over-allocating to sectors that have underperformed can impact the Fund's performance. Overall the Fund's sector allocations detracted from performance. The sectors that were the largest detractors to performance included Materials, Consumer Staples and Telecom Services. The largest positive contributors were Financials, Energy and Information Technology.

Overall country selection contributed positively to performance. Countries whose allocations contributed most were Japan, India, Turkey and Spain. Detracting from performance were allocations to China, Italy, Sweden and Germany.

The movements of individual stocks are the main drivers of performance. Our intent is to find the best stocks in our investment universe that will deliver consistent returns. During the period, some of the top contributing stocks included Technip, Standard Chartered, Tata Motors, Whitbread and Natixis. Stocks that hurt Fund performance most during the period included Aquarius Platinum, Heidelbergcement, Banca Popolare Di Milan, Kloeckner and Arcelormittal.

--------
Past performance is no guarantee of future results.

Investing internationally involves special risks, such as currency fluctuations, and economic and political instability. Diversification does not insure against market loss.

* The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD EX-U.S. INDEX (GROSS) is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. This index is not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in International Equity Fund Class A shares would be valued at $8,988. The same amount invested in securities mirroring the performance of the MSCI All Country World ex-U.S. Index (Gross) would be valued at $15,899.


                                    [CHART]

                        International Equity        MSCI All Country World
                              Class A#               ex-U.S. Index (Gross)
                        --------------------        ----------------------
9/30/2000                      9,425                        10,000
10/31/2000                     8,925                         9,676
11/30/2000                     8,430                         9,237
12/31/2000                     8,691                         9,546
1/31/2001                      8,658                         9,690
2/28/2001                      7,939                         8,922
3/31/2001                      7,241                         8,292
4/30/2001                      7,684                         8,856
5/31/2001                      7,388                         8,611
6/30/2001                      7,106                         8,281
7/31/2001                      6,898                         8,097
8/31/2001                      6,676                         7,896
9/30/2001                      5,864                         7,058
10/31/2001                     5,964                         7,256
11/30/2001                     6,005                         7,588
12/31/2001                     6,092                         7,685
1/31/2002                      5,938                         7,356
2/28/2002                      6,032                         7,409
3/31/2002                      6,280                         7,812
4/30/2002                      6,287                         7,862
5/31/2002                      6,361                         7,948
6/30/2002                      6,119                         7,605
7/31/2002                      5,467                         6,864
8/31/2002                      5,360                         6,864
9/30/2002                      4,702                         6,137
10/31/2002                     4,950                         6,466
11/30/2002                     5,158                         6,777
12/31/2002                     4,991                         6,558
1/31/2003                      4,849                         6,328
2/28/2003                      4,789                         6,200
3/31/2003                      4,695                         6,079
4/30/2003                      5,071                         6,665
5/31/2003                      5,347                         7,090
6/30/2003                      5,481                         7,286
7/31/2003                      5,649                         7,480
8/31/2003                      5,810                         7,703
9/30/2003                      5,864                         7,919
10/31/2003                     6,247                         8,432
11/30/2003                     6,341                         8,616
12/31/2003                     6,847                         9,274
1/31/2004                      6,880                         9,422
2/29/2004                      6,907                         9,662
3/31/2004                      6,981                         9,722
4/30/2004                      6,759                         9,419
5/31/2004                      6,739                         9,449
6/30/2004                      6,907                         9,654
7/31/2004                      6,638                         9,373
8/31/2004                      6,699                         9,448
9/30/2004                      6,853                         9,751
10/31/2004                     7,115                        10,091
11/30/2004                     7,559                        10,791
12/31/2004                     7,915                        11,254
1/31/2005                      7,787                        11,061
2/28/2005                      8,157                        11,606
3/31/2005                      7,922                        11,291
4/30/2005                      7,808                        11,013
5/31/2005                      7,814                        11,082
6/30/2005                      7,922                        11,290
7/31/2005                      8,211                        11,707
8/31/2005                      8,540                        12,007
9/30/2005                      8,762                        12,626
10/31/2005                     8,547                        12,166
11/30/2005                     8,809                        12,575
12/31/2005                     9,474                        13,180
1/31/2006                     10,173                        14,099
2/28/2006                     10,005                        14,059
3/31/2006                     10,347                        14,467
4/30/2006                     10,972                        15,213
5/31/2006                     10,549                        14,512
6/30/2006                     10,394                        14,497
7/31/2006                     10,468                        14,645
8/31/2006                     10,697                        15,060
9/30/2006                     10,650                        15,070
10/31/2006                    10,952                        15,684
11/30/2006                    11,254                        16,253
12/31/2006                    11,550                        16,760
1/31/2007                     11,637                        16,822
2/28/2007                     11,604                        16,925
3/31/2007                     11,899                        17,402
4/30/2007                     12,282                        18,209
5/31/2007                     12,538                        18,708
6/30/2007                     12,699                        18,867
7/31/2007                     12,531                        18,814
8/31/2007                     12,390                        18,525
9/30/2007                     13,304                        19,752
10/31/2007                    14,157                        20,854
11/30/2007                    13,364                        19,917
12/31/2007                    13,290                        19,629
1/31/2008                     11,814                        17,730
2/29/2008                     12,071                        18,244
3/31/2008                     11,976                        17,850
4/30/2008                     12,805                        18,949
5/31/2008                     13,048                        19,277
6/30/2008                     12,086                        17,697
7/31/2008                     11,484                        17,064
8/31/2008                     10,794                        16,271
9/30/2008                      9,134                        13,832
10/31/2008                     6,961                        10,787
11/30/2008                     6,520                        10,168
12/31/2008                     6,743                        10,749
1/31/2009                      6,056                         9,802
2/28/2009                      5,557                         8,890
3/31/2009                      5,882                         9,608
4/30/2009                      6,561                        10,929
5/31/2009                      7,558                        12,425
6/30/2009                      7,445                        12,292
7/31/2009                      8,079                        13,497
8/31/2009                      8,238                        13,999
9/30/2009                      8,744                        14,721
10/31/2009                     8,540                        14,540
11/30/2009                     8,940                        14,960
12/31/2009                     9,215                        15,279
1/31/2010                      8,563                        14,534
2/28/2010                      8,639                        14,536
3/31/2010                      9,284                        15,532
4/30/2010                      9,048                        15,406
5/31/2010                      8,001                        13,802
6/30/2010                      7,728                        13,628
7/31/2010                      8,388                        14,863
8/31/2010                      8,115                        14,457
9/30/2010                      8,988                        15,899




                       Class A            Class B           Class C++            Class I
                  ------------------ ------------------ ------------------ --------------------
 International    Average            Average            Average             Average
     Equity       Annual  Cumulative Annual  Cumulative Annual  Cumulative  Annual   Cumulative
      Fund        Return   Return+   Return   Return+   Return   Return+    Return    Return+
----------------- ------- ---------- ------- ---------- ------- ---------- --------- ----------
1 Year Return     -3.15%     2.79%   -1.95%     2.05%    1.15%     2.15%       2.80%     2.80%
-----------------------------------------------------------------------------------------------
5 Year Return     -0.68%     2.58%   -0.50%    -0.69%   -0.12%    -0.61%       0.60%     3.04%
-----------------------------------------------------------------------------------------------
10 Year Return    -1.06%    -4.64%   -0.96%    -9.18%   -1.10%   -10.45%         N/A       N/A
-----------------------------------------------------------------------------------------------
Since Inception*   0.83%    18.98%    0.89%    13.10%    0.57%     8.03%       4.59%    48.84%
-----------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class I:
   11/16/01.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2010, the SunAmerica International Equity Class A returned -3.15% compared to 8.00% for the MSCI All Country World ex-U.S. Index (Gross). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA VALUE FUND

For the annual period ended September 30, 2010, the SunAmerica Value Fund Class A shares returned 4.13% (before maximum sales charge), underperforming relative to its Russell 1000 Value Index* benchmark, which returned 8.90% during the same period.

The annual period, while a positive one for the equity markets, was marked by volatility as concern regarding the direction and pace of U.S. economic growth remained. Although earnings of U.S. companies were positive and interest rates remained low, the uncertainty over the housing market recovery, persistent high unemployment and concern whether the U.S. economy was headed for a double-dip recession all were major influences during the period. In addition, a sovereign credit crisis in Europe, and an unanticipated Chinese interest rate increase, also influenced the equity markets during the period.

The majority of the underperformance in the Fund relative to the benchmark occurred during the first half of the annual period. The Fund's portfolio, which is generally comprised of high quality companies selling at attractive valuations (i.e., lower price-earning ratios), underperformed stocks with higher price-earning ratios and smaller market capitalizations. However, the second half of the period was more favorable for the Fund and our investment strategy.

The Fund benefited from the combination of three things: stock selection in the Healthcare and Material groups; overweight positions in the Consumer Staples and Energy sectors; and underweight allocation to Financials, which was the worst-performing Russell 1000 Value industry group. Gains in these areas, however, were offset by our stock selection among Financial, Utility, and Energy companies, as well as an Information Technology overweight. Underweight exposure to the Telecom Services group also hindered results.

Top-performing equity selections represented a number of industry groups: Union Pacific Corp. (Transportation), ConocoPhillips (Energy), UnitedHealth Group (Managed Care), Chevron (Energy) and Merck & Co. (Pharmaceuticals). On the other hand, financial companies were prominent among the Fund's principal detractors: Bank of America Corp., Lincoln National Corp., JPMorgan Chase & Co., and Morgan Stanley.

--------
Past performance is no guarantee of future results.

* The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Value Fund Class A shares would have increased to $12,875. The same amount invested in securities mirroring the performance of the Russell 1000 Value Index would be valued at $12,914.


                                    [CHART]

                              Value Class A#       Russell 1000 Value Index
                              --------------       ------------------------
9/30/2000                         9,424                   10,000
10/31/2000                        9,564                   10,246
11/30/2000                        9,230                    9,865
12/31/2000                        9,850                   10,360
1/31/2001                        10,074                   10,399
2/28/2001                         9,650                   10,110
3/31/2001                         9,275                    9,753
4/30/2001                         9,729                   10,231
5/31/2001                         9,983                   10,461
6/30/2001                         9,929                   10,229
7/31/2001                         9,983                   10,207
8/31/2001                         9,759                    9,799
9/30/2001                         9,136                    9,109
10/31/2001                        9,142                    9,031
11/30/2001                        9,723                    9,556
12/31/2001                       10,078                    9,781
1/31/2002                         9,971                    9,705
2/28/2002                        10,066                    9,721
3/31/2002                        10,421                   10,181
4/30/2002                        10,192                    9,832
5/31/2002                        10,294                    9,881
6/30/2002                         9,901                    9,314
7/31/2002                         9,356                    8,448
8/31/2002                         9,438                    8,512
9/30/2002                         8,798                    7,565
10/31/2002                        9,273                    8,126
11/30/2002                        9,698                    8,638
12/31/2002                        9,474                    8,262
1/31/2003                         9,223                    8,062
2/28/2003                         9,011                    7,847
3/31/2003                         9,064                    7,860
4/30/2003                         9,699                    8,552
5/31/2003                        10,289                    9,104
6/30/2003                        10,282                    9,218
7/31/2003                        10,335                    9,355
8/31/2003                        10,534                    9,501
9/30/2003                        10,487                    9,409
10/31/2003                       10,812                    9,984
11/30/2003                       10,964                   10,120
12/31/2003                       11,670                   10,744
1/31/2004                        11,684                   10,932
2/29/2004                        11,920                   11,167
3/31/2004                        11,816                   11,069
4/30/2004                        11,816                   10,799
5/31/2004                        11,809                   10,909
6/30/2004                        12,115                   11,166
7/31/2004                        11,955                   11,009
8/31/2004                        12,080                   11,166
9/30/2004                        12,303                   11,339
10/31/2004                       12,525                   11,527
11/30/2004                       13,074                   12,110
12/31/2004                       13,503                   12,516
1/31/2005                        13,339                   12,293
2/28/2005                        13,674                   12,701
3/31/2005                        13,588                   12,527
4/30/2005                        13,362                   12,302
5/31/2005                        13,604                   12,598
6/30/2005                        13,658                   12,736
7/31/2005                        13,939                   13,105
8/31/2005                        13,877                   13,048
9/30/2005                        14,032                   13,231
10/31/2005                       13,729                   12,895
11/30/2005                       14,134                   13,317
12/31/2005                       14,075                   13,398
1/31/2006                        14,369                   13,919
2/28/2006                        14,486                   14,004
3/31/2006                        14,612                   14,193
4/30/2006                        14,956                   14,554
5/31/2006                        14,620                   14,186
6/30/2006                        14,729                   14,277
7/31/2006                        15,115                   14,624
8/31/2006                        15,325                   14,869
9/30/2006                        15,719                   15,165
10/31/2006                       16,180                   15,662
11/30/2006                       16,398                   16,019
12/31/2006                       16,798                   16,379
1/31/2007                        16,902                   16,588
2/28/2007                        16,535                   16,330
3/31/2007                        16,761                   16,582
4/30/2007                        17,449                   17,195
5/31/2007                        18,099                   17,815
6/30/2007                        17,797                   17,399
7/31/2007                        17,251                   16,594
8/31/2007                        17,665                   16,780
9/30/2007                        18,202                   17,357
10/31/2007                       18,155                   17,359
11/30/2007                       17,317                   16,510
12/31/2007                       17,194                   16,351
1/31/2008                        16,534                   15,696
2/29/2008                        15,784                   15,038
3/31/2008                        15,740                   14,925
4/30/2008                        16,232                   15,653
5/31/2008                        16,422                   15,628
6/30/2008                        14,889                   14,132
7/31/2008                        14,889                   14,081
8/31/2008                        15,247                   14,320
9/30/2008                        14,274                   13,268
10/31/2008                       12,059                   10,971
11/30/2008                       11,175                   10,184
12/31/2008                       11,299                   10,326
1/31/2009                        10,119                    9,138
2/28/2009                         8,835                    7,917
3/31/2009                         9,569                    8,594
4/30/2009                        10,268                    9,516
5/31/2009                        11,001                   10,104
6/30/2009                        10,955                   10,029
7/31/2009                        11,643                   10,850
8/31/2009                        12,101                   11,418
9/30/2009                        12,365                   11,859
10/31/2009                       12,090                   11,496
11/30/2009                       12,640                   12,144
12/31/2009                       12,656                   12,359
1/31/2010                        12,333                   12,011
2/28/2010                        12,598                   12,390
3/31/2010                        13,325                   13,197
4/30/2010                        13,452                   13,538
5/31/2010                        12,333                   12,426
6/30/2010                        11,744                   11,726
7/31/2010                        12,610                   12,520
8/31/2010                        11,929                   11,984
9/30/2010                        12,875                   12,914



                       Class A            Class B           Class C++           Class Z
                  ------------------ ------------------ ------------------ ------------------
                  Average            Average            Average            Average
     Value        Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund        Return   Return+   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -1.88%     4.13%   -0.57%     3.43%    2.44%     3.44%    4.72%     4.72%
---------------------------------------------------------------------------------------------
5 Year Return     -2.87%    -8.25%   -2.60%   -11.15%   -2.34%   -11.18%   -1.15%    -5.63%
---------------------------------------------------------------------------------------------
10 Year Return     2.56%    36.62%    2.64%    29.82%    2.50%    28.02%    3.76%    44.62%
---------------------------------------------------------------------------------------------
Since Inception*   4.98%   108.15%    5.04%    97.76%    4.23%    75.50%    3.45%    52.72%
---------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class Z:
   04/03/98.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2010, the SunAmerica Value Class A returned -1.88% compared to 8.90% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INTERNATIONAL SMALL-CAP FUND

The SunAmerica International Small-Cap Fund Class A shares returned 13.01% (before maximum sales charge) for the annual period ended September 30, 2010, outperforming its benchmark, the MSCI EAFE Small Cap Index (Net)*, which returned 8.04% in the same period.

The annual period ended September 30, 2010 was characterized by continued high levels of volatility, yet markets were range-bound in a pattern that can be described as 'fat and flat.' The greatest swings were seen in the second and third calendar quarters of 2010 when the MSCI EAFE Small Cap Index lost 12% and gained 17%, respectively.

Attention shifted from the banks and other corporate bail-outs to fears over sovereign default in the developed world, particularly in Europe. After a six-month surge in risk appetite, the final calendar quarter of 2009 saw a winding down of the risk trade. Although there was no shortage of positive macro economic news, much of it had already been priced in by the market, and credit concerns in Dubai and the subsequent down-grading of Greek sovereign debt served as a timely reminder that in many parts of the world credit quality remained a problem.

2010 began with investors growing more optimistic about the prospects of a continuing economic recovery and small-caps started to outperform large-caps. The headwinds during the first quarter revolved around the stability of public finances of many southern European countries. Consequently, spreads for government bonds in these markets widened sharply and the likelihood of the International Monetary Fund (IMF) stepping in to rescue Greece was debated repeatedly. In Asia, investors were concerned about monetary tightening or the withdrawal of stimulus measures, particularly evident in the Hong Kong/China market.

In the second quarter of 2010, the sovereign debt crisis impacted all equity markets negatively and Europe's were, unsurprisingly, the most affected. The Greek debt crisis reached an inflection point at the end of April when an extensive debt-guarantee package was finally agreed upon and supported by the German government. It was hoped that this action, in conjunction with the deficit reduction programs being enacted by many European governments, would restore confidence in the region and the common currency. Small-caps continued to outperform large-caps in the second quarter of 2010.

International small-cap equities performed strongly in the third quarter of 2010. The MSCI EAFE Small Cap Index rose 17.51% for the quarter outperforming the MSCI EAFE Index*, which returned 16.53% for the same period. The uninspiring performance of the previous three quarters was blown away, particularly in September. The market continued to overreact to either positive or negative news but the longer term positive economic trend remained in place. August was a good example of market Bears winning as lackluster economic data from the U.S. resulted in a sell off of riskier asset classes, a more likely consequence of summer doldrums and low volumes rather than any real sentiment change.

The Fund's performance was affected by sector selection in each of its regional components. The underweight position in Financials was a positive contributor in both Japan and Europe. The Fund's investments in Japan also benefited from its underweight position in Industrials whereas the same allocation in Europe detracted from performance.

The Fund's regional allocation in favor of high growth areas such as Southeast Asia, Emerging Europe and Latin America was a positive contributor to performance, with all three regions outperforming Europe and Japan. Our underweight position in Japan was a positive contributor, whereas the underweight position in Europe detracted from performance. The net effect of regional allocation was positive. At the country level, our overweight position in China was the main positive contributor, followed by our underweight position in Greece. The underweight position in the UK detracted from performance.

The top 5 contributors to performance were: Croda International (UK, Materials), Aac Acoustic Tech (China, IT), Weichai Power (China, Industrials), Virgin Media (UK, Consumer Discretionary), Zhuzhou Csr Times Electric (China, Industrials).

The top 5 detractors from performance were: Irish Life & Permanent (Ireland, Financials), Soitec (France, IT), L'Espresso (Italy, Consumer Discretionary), EFG International (Switzerland, Financials), Altri (Portugal, Materials).

--------
Past performance is no guarantee of future results.

Investing internationally involves special risks, such as currency fluctuations, and economic and political instability. Diversification does not insure against market loss.

* The MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND THE FAR EAST ("MSCI EAFE") SMALL CAP INDEX (Net) is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index. The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since the Fund's inception on May 2, 2006, $10,000 invested in International Small-Cap Fund Class A shares would be valued at $7,186. The same amount invested in securities mirroring the performance of the MSCI EAFE Small Cap Index (Net) would be valued at $8,795.


                                    [CHART]

                    International Small-Cap         MSCI EAFE Small
                             Class A#               Cap Index (Net)
                    -----------------------         -----------------
5/1/2006                   9,427                        10,000
5/31/2006                  8,650                         9,314
6/30/2006                  8,431                         9,112
7/31/2006                  8,213                         8,867
8/31/2006                  8,311                         9,116
9/30/2006                  8,333                         9,154
10/31/2006                 8,673                         9,490
11/30/2006                 8,959                         9,898
12/31/2006                 9,336                        10,229
1/31/2007                  9,578                        10,444
2/28/2007                  9,608                        10,619
3/31/2007                  9,970                        10,965
4/30/2007                 10,294                        11,378
5/31/2007                 10,558                        11,466
6/30/2007                 10,596                        11,444
7/31/2007                 10,603                        11,401
8/31/2007                 10,181                        10,815
9/30/2007                 10,558                        10,937
10/31/2007                10,988                        11,620
11/30/2007                10,113                        10,785
12/31/2007                 9,712                        10,412
1/31/2008                  8,675                         9,396
2/29/2008                  8,896                         9,797
3/31/2008                  8,980                         9,771
4/30/2008                  9,163                        10,007
5/31/2008                  9,422                        10,184
6/30/2008                  8,743                         9,351
7/31/2008                  8,195                         8,925
8/31/2008                  7,569                         8,583
9/30/2008                  6,357                         7,114
10/31/2008                 4,711                         5,426
11/30/2008                 4,513                         5,186
12/31/2008                 4,811                         5,541
1/31/2009                  4,559                         5,187
2/28/2009                  4,178                         4,707
3/31/2009                  4,308                         5,016
4/30/2009                  4,628                         5,791
5/31/2009                  5,253                         6,618
6/30/2009                  5,322                         6,749
7/31/2009                  5,825                         7,265
8/31/2009                  5,985                         7,853
9/30/2009                  6,359                         8,246
10/31/2009                 6,283                         8,100
11/30/2009                 6,435                         8,101
12/31/2009                 6,507                         8,163
1/31/2010                  6,349                         8,083
2/28/2010                  6,325                         7,971
3/31/2010                  6,649                         8,557
4/30/2010                  6,783                         8,707
5/31/2010                  6,033                         7,630
6/30/2010                  6,049                         7,600
7/31/2010                  6,649                         8,256
8/31/2010                  6,460                         8,018
9/30/2010                  7,186                         8,795



                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
 International    Average            Average            Average
   Small-Cap      Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      6.50%    13.01%    8.16%    12.16%   11.30%    12.30%
--------------------------------------------------------------------------
Since Inception*  -7.21%   -23.77%   -6.97%   -25.89%   -6.56%   -25.89%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
* Inception date: Class A, Class B and Class C: 05/02/06.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2010, the SunAmerica International Small-Cap Class A returned 6.50% compared to 8.04% for the MSCI EAFE Small Cap Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

[LOGO]

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

TRUSTEES                   SHAREHOLDER SERVICING      This report is submitted
 Samuel M. Eisenstat       AGENT                      solely for the general
 Peter A. Harbeck           SunAmerica Fund           information of
 Dr. Judith L. Craven         Services, Inc.          shareholders of the
 William F. Devin           Harborside Financial      Funds. Distribution of
 Stephen J. Gutman            Center                  this report to persons
 Jeffrey S. Burum           3200 Plaza 5              other than shareholders
 William J. Shea            Jersey City, NJ           of the Funds is
                              07311-4992              authorized only in
OFFICERS                                              con-nection with a
 John T. Genoy, President  CUSTODIAN AND TRANSFER     currently effective
   and Chief Executive     AGENT                      pro-spectus, setting
   Officer                  State Street Bank and     forth details of the
 Donna M. Handel,             Trust Company           Funds, which must precede
   Treasurer                P.O. Box 5607             or accom-pany this report.
 Timothy P. Pettee, Vice    Boston, MA 02110
   President                                          DELIVERY OF SHAREHOLDER
 James Nichols, Vice       VOTING PROXIES ON TRUST    DOCUMENTS
   President               PORTFOLIO SECURITIES       The Funds have adopted a
 Cynthia A. Gibbons, Vice  A description of the       policy that allows them
   President and Chief     policies and procedures    to send only one copy of
   Compliance Officer      that the Trust uses to     a Fund's prospectus,
 Gregory N. Bressler,      determine how to vote      proxy material, annual
   Chief Legal Officer     proxies relating to        report and semi-annual
   and Secretary           securities held in a       report (the "shareholder
 Gregory R. Kingston,      Fund's portfolio which is  documents") to
   Vice President and      available in the Trust's   shareholders with
   Assistant Treasurer     Statement of Additional    multiple accounts
 Kathleen Fuentes,         Information, may be        residing at the same
   Assistant Secretary     obtained without charge    "household." This
 John E. McLean,           upon request, by calling   practice is called
   Assistant Secretary     (800) 858-8850. This       householding and reduces
 Nori L. Gabert, Vice      in-formation is also       Fund expenses, which
   President and           available from the EDGAR   benefits you and other
   Assistant Secretary     database on the U.S.       shareholders. Unless the
 Matthew Hackethal,        Securities and Ex-change   Funds receive
   Anti-Money Laundering   Commission's website at    instructions to the
   Compliance Officer      http://www.sec.gov.        con-trary, you will only
 John E. Smith Jr.,                                   receive one copy of the
   Assistant Treasurer     PROXY VOTING RECORD ON     shareholder documents.
                           SUNAMERICA EQUITY FUNDS    The Funds will continue
INVESTMENT ADVISER         Information regarding how  to household the
 SunAmerica Asset          SunAmerica Equity Funds    share-holder documents
   Management Corp.        voted proxies relating to  indefinitely, until we
 Harborside Financial      securities held in         are instructed otherwise.
   Center                  SunAmerica Equity Funds    If you do not wish to
 3200 Plaza 5              during the most recent     participate in
 Jersey City, NJ           twelve month period ended  householding, please
   07311-4992              June 30 is available,      contact Shareholder
                           once filed with the U.S.   Services at (800)
DISTRIBUTOR                Securities and Exchange    858-8850 ext. 6010 or
 SunAmerica Capital        Commission, without        send a written request
   Services, Inc.          charge, upon request, by   with your name, the name
 Harborside Financial      calling (800) 858-8850 or  of your fund(s) and your
   Center                  on the U.S. Securities     account number(s) to
 3200 Plaza 5              and Exchange Commission's  SunAmerica Mutual Funds
 Jersey City, NJ           website at                 c/o BFDS, P.O. Box
   07311-4992              http://www.sec.gov.        219186, Kansas City MO,
                                                      64121-9186. We will
                           DISCLOSURE OF QUARTERLY    resume individual
                           PORTFOLIO HOLDINGS         mailings for your account
                           The Trust is required to   within thirty (30) days
                           file its complete          of receipt of your
                           schedule of portfolio      request.
                           holdings with the U.S.
                           Securities and Exchange
                           Commission for its first
                           and third fiscal quarters
                           on Form N-Q. The Trust's
                           Forms N-Q are available
                           on the U.S. Securities
                           and Exchange Commission's
                           website at
                           http://www.sec.gov. You
                           can also review and
                           obtain copies of the
                           Forms N-Q at the U.S.
                           Securities and Exchange
                           Com-mission's Public
                           Reference Room in
                           Wash-ington, DC
                           (information on the
                           operation of Public
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. FUNDS DISTRIBUTED BY SUNAMERICA CAPITAL SERVICES, INC.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

EQANN - 9/10

[LOGO]

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2009               2010
         (a) Audit Fees ....................$  236,700         $   86,120
         (b) Audit-Related Fees ............$        0         $        0
         (c) Tax Fees ......................$        0         $        0
         (d) All Other Fees ................$        0         $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2009              2010
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2009 were $447,875 and $206,850, respectively.

    (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 7, 2010

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: December 7, 2010